LOAN AND SECURITY AGREEMENT

                          DATED AS OF DECEMBER 31, 1997

                                     BETWEEN

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    AS LENDER

                                       AND

                            KNOGO NORTH AMERICA INC.
                                   AS BORROWER

                          SENTRY TECHNOLOGY CORPORATION
                                 AS CREDIT PARTY

                            VIDEO SENTRY CORPORATION
                                 AS CREDIT PARTY

                               KNOGO CARIBE, INC.
                                 AS CREDIT PARTY

                                                   GE CAPITAL COMMERCIAL FINANCE


This LOAN AND SECURITY AGREEMENT is dated as of December 31, 1997, and agreed to by and between KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower"), any other Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

RECITALS

A. The purpose of this Agreement is to provide to Borrower revolving credit loans including a subfacility for letters of credit (collectively, the "Loans") having the following general description:

              TRANSACTION SUMMARY AS OF THE DATE OF THIS AGREEMENT
REVOLVING CREDIT LOAN
   Maximum Amount:                  $8,000,000
   Term:                            Two (2) years
   Revolving Credit Rate:           Index Rate plus  2.75%
   Letter of Credit Subfacility:    $0
      Borrowing Base:               the sum of (A) 80% (or such lesser
                                    percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of the Eligible Accounts (other than
                                    Eligible Deferred Accounts) of Borrower and
                                    Video, and (B) the lesser of (i) $1,000,000 or (ii) 70% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value
                                    (as determined by Lender) of the Eligible
                                    Deferred Accounts of Borrower and Video;
                                    provided that Lender (without limiting its rights to otherwise reduce the foregoing percentage) shall reduce the foregoing percentages (the "Accounts Advance Rates") by one percentage point for each percentage point that the dilution of the Accounts of Borrower or Video (calculated as the average dilution from the Accounts Receivable Roll
                                    Forward Analysis (Exhibit E) over the most recent three months) exceeds five percent
                                    (5%); provided, that, in the event the
                                    Accounts Advance Rates are so reduced and dilution of the Accounts of Borrower or Video (calculated as the average dilution from the Accounts Receivable Roll Forward
                                    Analysis (Exhibit E) over the most recent three months) decreases to five percent (5%) or less then Lender shall increase the Accounts Advance Rates by one percentage point for each percentage point of such decrease except that in no event shall the Accounts Advance Rates exceed the percentages set forth above, PLUS the lesser of (i) $1,500,000 or (ii) the sum of 25% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of the Eligible Inventory of Borrower consisting of raw materials and finished goods, in each case as determined by Lender, valued on a first-in, first-out basis (at the lower of cost or market), PLUS the lesser of (i) $1,500,000 or (ii) the sum of 25% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of the Eligible Inventory of Video consisting of raw materials and finished goods, in each case, as determined by Lender, valued on a first-in, first-out basis (at the lower of cost or market).

FEES
   Closing Fee:                     $15,000
   Collateral Monitoring Fee:       $10,000 per annum
   Unused Line Fee:                 .25%
   Letter of Credit Fee:            N/A
   Prepayment Fee:                  3% in year one; and 2% in year two

The Loans described generally here are established and governed by the terms and conditions set forth below in this Agreement and the other Loan Documents, and if there is any conflict between this general description and the express terms and conditions below or elsewhere in the Loan Documents, such other express terms and conditions shall control.

B. Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

C. Capitalized terms used herein shall have the meanings assigned to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern. All Schedules, Disclosure Schedules, Attachments, Addenda and Exhibits (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement. These Recitals shall be construed as part of this Agreement.


AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.1. LOANS. (a)Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and (B) to incur Letter of Credit Obligations, in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow, and may cause Lender to incur Letter of Credit Obligations, under this Section 1.1.

         (b) Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of Exhibit A (each a "Notice of Revolving Credit Advance") given no later than 11:00 A.M. (New York City time) on the Business Day of the proposed Revolving Credit Advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary.

         (c) The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

         (d) Borrower agrees that Lender, in making any Revolving Credit Advance or incurring any other Obligation hereunder, shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower and other information available to Lender. Borrower further agrees that Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(b).

         (e) Letters of Credit. Notwithstanding anything to the contrary contained in this Agreement, including Schedule C, Borrower shall have no right to request, and Lender shall have no obligation to incur any Letter of Credit Obligations for the account of Borrower or any other Credit Party.

1.2. TERM AND PREPAYMENT. (a) The obligation of Lender to make Revolving Credit Advances and extend other financial accommodations shall be in effect from the Closing Date until the Commitment Termination Date. Upon the Commitment Termination Date, Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in Schedule C; and (iii) all other non-contingent Obligations due to or incurred by Lender. Upon payment of the amounts specified in the immediately preceding sentence, Borrower's obligation to pay the Unused Line Fee shall simultaneously terminate.

         (b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess; any such excess balance outstanding shall nevertheless constitute Obligations that are evidenced by the Revolving Credit Note, secured by the Collateral and entitled to all of the benefits of the Loan Documents.

         (c) Borrower shall have the right, at any time upon 30 days prior written notice to Lender and payment of the applicable Prepayment Fee to (i) terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and Letter of Credit Obligations, and (ii) prepay all of the other Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date.

1.3. USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Credit Loan for general working capital purposes, to make loans to Video subject to the limitations set forth in Section 5(b), to make loans to Caribe subject to the limitations set forth in Section 5(b), for general working capital, and other corporate purposes acceptable to Lender.

1.4. SINGLE LOAN. The Loans and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

1.5. INTEREST. (a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus two and three-quarters percent (2.75%) per annum (the "Revolving Credit Rate").

         (b) Interest shall be payable on the outstanding Revolving Credit Advances (i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

         (c) All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a three hundred and sixty
(360) day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (d) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, upon notice to the Borrower (except that no notice shall be required upon the occurrence of any Event of Default specified in Sections 7.1(e), (f) or (g)) the Revolving Credit Rate and the Letter of Credit Fee shall automatically be increased by two percentage points (2%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

         (e) If any interest or other payment (including Unused Line Fees, Letter of Credit Fees and Collateral Monitoring Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

         (f) In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

1.6. CASH MANAGEMENT SYSTEM. On or prior to the Closing Date and until the Termination Date, Borrower will establish and maintain the cash management system described in Schedule D. All payments in respect of the Collateral shall be made to or deposited in the blocked accounts described in Schedule D in accordance with the terms thereof.

1.7. FEES. As compensation for Lender's costs and efforts incurred and expended in entering into this Agreement and in consideration of Lender's making the Loans available to Borrower, Borrower agrees to pay to Lender the Fees set forth in Schedule E.

1.8. RECEIPT OF PAYMENTS. Borrower shall make each payment under this Agreement (not otherwise made pursuant to Section 1.9) without set-off or counterclaim not later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and Fees, all payments shall be deemed received by Lender one (1) Business Day following receipt of good funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of good funds in the Collection Account.

1.9. APPLICATION AND ALLOCATION OF PAYMENTS. Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of Borrower for:
(a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (b) the payment, performance or satisfaction of any of Borrower's obligations with respect to preservation of the Collateral or otherwise under this Agreement, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan exceeds the Borrowing Availability.

1.10. ACCOUNTING. Lender is authorized to record on its books and records the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrower on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to Borrower shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans made to Borrower under this Agreement. Except to the extent that Borrower shall, within 30 days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error.

1.11. INDEMNITY. Borrower and each other Credit Party executing this Agreement jointly and severally agree to indemnify and hold Lender and its Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO THE BORROWER OR TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.12. TAXES. All payments to Lender under any Loan Document shall be made free and clear of, and without deduction for, any Taxes. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 1.12), Lender receives an amount equal to that which it would have received had no such deductions been made and Borrower shall pay the full amount deducted to the relevant taxing authority, and promptly furnish to Lender tax receipts evidencing such payment. Borrower shall pay and indemnify Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.12) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

 1.13. BORROWING BASE; RESERVES. The Borrowing Base shall be determined by Lender (including the eligibility of Accounts and Inventory) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with Section 4.1(b) and such other information available to Lender. Without limiting any other rights and remedies of Lender hereunder or under the other Loan Documents, the Revolving Credit Loan shall be subject to Lender's continuing right to withhold from Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's reasonable credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Inventory or possible non-payment of any of the Obligations or for any taxes or customs duties or in respect of any state of facts which could constitute a Default; provided, however, that Lender shall advise Borrower before taking any action to implement such reserves or to increase or decrease any reserves. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts or Inventory which would otherwise be Eligible Accounts or Eligible Inventory, as the case may be, so as to reduce the Borrowing Base by the amount of the intended reserves. Any actions taken by Lender pursuant to this Section 1.13 shall be taken by Lender in the exercise of its reasonable credit judgement.

2.       CONDITIONS PRECEDENT

2.1. CONDITIONS TO THE INITIAL LOANS. Lender shall not be obligated to make any of the Loans, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

         (a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (Schedule F);

         (b) Lender shall have received evidence satisfactory to it that each Credit Party has obtained all consents and acknowledgments of all Persons and Governmental Authorities whose consents or acknowledgments may be required prior to the execution and delivery of this Agreement and the other Loan Documents (or pursuant to the terms hereof or thereof) and the consummation of the transactions contemplated hereby and thereby and that such consents or acknowledgments remain in full force and effect;

         (c) Lender shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.17 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section;

         (d) as of the Closing date Net Borrowing Availability shall be not less than $3,000,000 after giving effect to the initial Revolving Credit Advance and Letter of Credit Obligations (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales);

         (e) Lender shall have received an opinion of counsel to the Borrower with respect to the Loan Documents in form and substance satisfactory to Lender;

         (f) payment by Borrower of the Closing Fee and all other fees, costs, and expenses payable by Borrower hereunder that have accrued as of the Closing Date; and

         (g) Lender shall have received an assignment of the Video Note and the Caribe Notes in form and substance satisfactory to Lender.

2.2. FURTHER CONDITIONS TO THE LOANS. Lender shall not be obligated to fund any Loan, if, as of the date thereof:

         (a) any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

         (b) any event or circumstance which has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

         (c) any Default shall have occurred and be continuing or would result after giving effect to such Loan; or

         (d) after giving effect to such Loan the Revolving Credit Loan exceeds the Borrowing Availability; or

         (e) any action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any other Loan Document or the consummation of any transaction contemplated hereby or thereby and which, in Lender's sole judgment, would make it inadvisable to consummate any transaction contemplated by this Agreement or any other Loan Document.

The request and acceptance by Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Loan Documents.

2.3. CONDITIONS TO INVENTORY LOANS. Lender shall not be obligated to make any loans against Eligible Inventory of Borrower or Video until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waiver in writing by Lender:

         (a) Borrower shall have provided Lender with thirty (30) days written notice of its desire to obtain Loans against Eligible Inventory of Borrower or Video;

         (b) Lender shall have conducted a collateral examination of the Inventory of Borrower and Video, the results of which shall be satisfactory to Lender in all respects; and

         (c) In the event Inventory located in Puerto Rico is included as Eligible Inventory, Lender shall have received an opinion of counsel with respect to Lender's Lien on Inventory located in Puerto Rico in form and substance satisfactory to Lender.

3. REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, Borrower and each other Credit Party executing this Agreement represent and warrant to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promise to and agree with Lender until the Termination Date as follows:

3.1. CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Corporate Credit Party: (a) is, as of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Corporate Credit Party which are necessary or appropriate for the conduct of its business.

3.2. EXECUTIVE OFFICES; CORPORATE OR OTHER NAMES; CONDUCT OF Business. The location of each Corporate Credit Party's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in Disclosure Schedule (3.2) and, except as set forth in such Disclosure Schedule, such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Disclosure Schedule (3.2), no Corporate Credit Party has been known as or conducted business in any other name (including trade names). No Corporate Credit Party shall change its (a) name, (b) chief executive office,
(c) corporate offices, (d) warehouses or other Collateral locations, or (e) location of its records concerning the Collateral, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral.

3.3. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Credit Party's power and authority; (b) have been and will continue to be duly authorized by all necessary or proper corporate action; (c) are not and will not be in violation of any Requirement of Law or Contractual Obligation of such Credit Party; (d) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c) (all of which will have been duly obtained, made or complied with on or before the Closing Date and shall be in full force and effect on such date). As of the Closing Date, each Loan Document shall have been duly executed and delivered on behalf of each Credit Party party thereto, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and by general principles of equity.

3.4. FINANCIAL STATEMENTS AND PROJECTIONS; BOOKS AND RECORDS. (a) The Financial Statements delivered by each Credit Party to Lender for its most recently ended Fiscal Year and Fiscal Month, are true, correct and complete and reflect fairly and accurately the financial condition of such Credit Party as of the date of each such Financial Statement in accordance with GAAP. The Projections most recently delivered to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender and all such assumptions are disclosed in the Projections.

         (b) Borrower and each other Corporate Credit Party shall keep adequate Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments received on any and all credits granted to, and all other dealings with, the Collateral, will be made in accordance with GAAP and all Requirements of Law and on a basis consistent with the Financial Statements.

3.5. MATERIAL ADVERSE CHANGE. Between the date of Borrower's most recently audited Financial Statements delivered to Lender and the Closing Date: (a) no Corporate Credit Party has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Projections delivered on the Closing Date and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from such Projections; and (c) no event has occurred which alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation of any Credit Party has had or could reasonably be expected to have a Material Adverse Effect and no Credit Party is in default, and to such Credit Party's knowledge no third party is in default under or with respect to any of its Contractual Obligations, which alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

3.6. REAL ESTATE. The real estate listed in Disclosure Schedule (3.6) constitutes all of the real property owned, leased, or used by each Corporate Credit Party in its business, and such Credit Party will not execute any material agreement or contract in respect of such real estate after the date of this Agreement without giving Lender prompt written notice thereof. Each Corporate Credit Party holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of any Credit Party are or will be subject to any Liens, except Permitted Encumbrances. With respect to each of the premises identified in Disclosure Schedule (3.2) on or prior the Closing Date a bailee, landlord or mortgagee agreement acceptable to Lender has been obtained.

3.7. VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK AND INDEBTEDNESS. Except as set forth in Disclosure Schedule (3.7), as of the Closing Date no Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Corporate Credit Party (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which any Corporate Credit Party may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth on Disclosure Schedule (3.7). All outstanding Indebtedness of each Corporate Credit Party as of the Closing Date is described in Section 5( c).

3.8. GOVERNMENT REGULATION. No Credit Party is subject to or regulated under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act or any other Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents. The making of the Loans, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan Documents do not and will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

3.9. MARGIN REGULATIONS. No Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulations U or G of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. No Credit Party will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

3.10. TAXES; CHARGES. Except as disclosed on Disclosure Schedule (3.10) all tax returns, reports and statements required by any Governmental Authority to be filed by Borrower or any other Credit Party have, as of the Closing Date, been filed and will, until the Termination Date, be filed with the appropriate Governmental Authority and no tax Lien has been filed against any Credit Party or any Credit Party's property. Proper and accurate amounts have been and will be withheld by Borrower and each other Credit Party from their respective employees for all periods in complete compliance with all Requirements of Law and such withholdings have and will be timely paid to the appropriate Governmental Authorities. Disclosure Schedule (3.10) sets forth as of the Closing Date those taxable years for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure Schedule (3.10), no Credit Party has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Credit Parties and their respective predecessors are liable for any
Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC
Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

3.11. PAYMENT OF OBLIGATIONS. Each Credit Party will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Credit Party and none of the Collateral becomes subject to any Lien or forfeiture or loss as a result of such contest.

3.12. ERISA. (a) Disclosure Schedule (3.12) lists and separately identifies all Title IV Plans, Multiemployer Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form 5500 for each such Plan, have been delivered to Lender. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC , including the filing of reports required under the IRC or ERISA. No Credit Party or ERISA Affiliate has failed to make any contribution or pay any amount due as required by either
Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. No Credit Party or ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the IRC, in connection with any Plan, which would subject any Credit Party to a material tax on prohibited transactions imposed by
Section 4975 of the IRC.

         (b) Except as set forth in Disclosure Schedule (3.12): (i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Credit Party, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate; and (vi) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency.

3.13. LITIGATION. No Litigation is pending or, to the knowledge of any Credit Party, threatened by or against any Credit Party or against any Credit Party's properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Affect. Except as set forth on Disclosure Schedule (3.13), as of the Closing Date there is no Litigation pending or threatened against any Credit Party which seeks damages in excess of $50,000 or injunctive relief or alleges criminal misconduct of any Credit Party. Each Credit Party shall notify Lender promptly upon learning of the existence or commencement of any Litigation commenced or to the knowledge of any Credit Party threatened against any Credit Party that: (x) may involve an amount in excess of $50,000; (y) could reasonably be expected to have a Material Adverse Effect whether or not determined adversely; or (z) regardless of amount (i) is asserted or instituted, against any Plan, its fiduciaries or its assets, or against any Credit Party or any ERISA Affiliate in connection with any Plan, (ii) includes any demand for injunctive relief, (iii) alleges criminal misconduct by any Credit Party, or (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities.

 3.14. INTELLECTUAL PROPERTY. As of the Closing Date, all material Intellectual Property owned or used by any Credit Party is listed, together with application or registration numbers, where applicable, in Disclosure Schedule (3.14). Each Credit Party owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect.

3.15. FULL DISCLOSURE. No information contained in any Loan Document, the Financial Statements or any written statement furnished by or on behalf of any Credit Party under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.16. HAZARDOUS MATERIALS. Except as set forth on Disclosure Schedule (3.16), as of the Closing Date, (a) each real property location owned, leased or occupied by each Corporate Credit Party (the "Real Property") is maintained free of contamination from any Hazardous Material, (b) no Corporate Credit Party is subject to any Environmental Liabilities or, to any Credit Party's knowledge, potential Environmental Liabilities, in excess of $50,000 in the aggregate, (c) no notice has been received by any Corporate Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of any Credit Party, there are no facts, circumstances or conditions that may result in any Corporate Credit Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (d) each Corporate Credit Party has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Corporate Credit Party. Each Corporate Credit Party: (i) shall comply in all material respects with all applicable Environmental Laws and Environmental Permits; (ii) shall notify Lender in writing within seven days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it or any other Credit Party in connection with any such Release.

3.17. INSURANCE. As of the Closing Date, Disclosure Schedule (3.17) lists all insurance of any nature maintained for current occurrences by Borrower and each other Corporate Credit Party, as well as a summary of the terms of such insurance. Each Corporate Credit Party shall deliver to Lender endorsements to all of its and those of its Subsidiaries (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least 30 days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Each Corporate Credit Party shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to Borrower and Lender jointly, Lender may endorse Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender reserves the right at any time, upon review of each Credit Party's risk profile, to require additional forms and limits of insurance to adequately protect Lender's interests in accordance with Lender's normal practice for similarly situated borrowers. Each Corporate Credit Party shall, on each anniversary of the Closing Date and from time to time at Lender's request, deliver to Lender a report by a reputable insurance broker, satisfactory to Lender, with respect to such Person's insurance policies.

3.18. DEPOSIT AND DISBURSEMENT ACCOUNTS. Attachment I to Schedule D lists all banks and other financial institutions at which Borrower, or any other Corporate Credit Party, maintains deposits and/or other accounts, including the Disbursement Account, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. No Corporate Credit Party will establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth on Attachment 1 to Schedule D) without Lender's prior written consent.

3.19. ACCOUNTS. As of the date of each Borrowing Base Certificate delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account. Neither Borrower nor Video has made, and neither Borrower nor Video will make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower or Video in the ordinary course of its business consistent with historical practice and as previously disclosed to Lender in writing. With respect to the Accounts pledged as collateral pursuant to any Loan Document (a) the amounts shown on all invoices, statements and reports which may be delivered to the Lender with respect thereto are actually and absolutely owing to the relevant Credit Party as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable Bank Accounts or the Lender as required hereunder; and (c) to each Credit Party's knowledge all Account Debtors have the capacity to contract. Each Credit Party shall notify Lender promptly of any event or circumstance which to such Credit Party's knowledge would cause Lender to consider any then existing Account as no longer constituting an Eligible Account.

3.20. INVENTORY. As of the date of each Borrowing Base Certificate delivered to Lender, all Inventory listed thereon as Eligible Inventory shall be Eligible Inventory. Each Credit Party shall promptly notify Lender of any event or circumstance which, to such Credit Party's knowledge, would cause Lender to consider any then existing Inventory as no longer constituting Eligible Inventory.

3.21. CONDUCT OF BUSINESS; MAINTENANCE OF EXISTENCE. Each Corporate Credit Party
(a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder and preserve all of its rights, privileges and franchises necessary and desirable in connection therewith, and (b) shall at all times maintain, preserve and protect all of the Collateral and such Credit Party's other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.22. FURTHER ASSURANCES. At any time and from time to time, upon the written request of Lender and at the sole expense of Borrower, Borrower and each other Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement and the other Loan Documents, (b) to protect, preserve and maintain Lender's rights in the Collateral, or any of it, and under this Agreement, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

4. FINANCIAL MATTERS; REPORTS

4.1. REPORTS AND NOTICES. Each Credit Party represents, agrees and promises that from and after the Closing Date until the Termination Date, each Credit Party shall deliver to Lender:

         (a) within 15 days following the end of each Fiscal Month, an aged trial balance by Account Debtor and as soon as available but in no event later than 30 days following the end of each Fiscal Month, a reconciliation of the aged trial balance to the general ledger of such Credit Party and from the general ledger to the Financial Statements for such Fiscal Month and such reports as Lender may require regarding Inventory as Lender may deem appropriate after its collateral examination referred to in Section 2.3(b), and accompanied by supporting detail and documentation as Lender may request;

         (b) as frequently as Lender may request and in any event no later than 15 days following the end of each Fiscal Month, (i) a Borrowing Base Certificate for each of Borrower and Video in the form of Exhibit C as of the last day of the previous Fiscal Month detailing ineligible Accounts and Inventory for adjustment to the Borrowing Base, in each case, certified as true and correct by the Chief Financial Officer of the appropriate Credit Party or such other officer as is acceptable to Lender;

         (c) within 15 days following the end of each Fiscal Month, an Accounts Payable Analysis in the form of Exhibit D;

         (d) within 15 days following the end of each Fiscal Month, an Accounts Receivable Roll Forward Analysis in the form of Exhibit E;

         (e) within 30 days following the end of each Fiscal Month, the Financial Statements for such Fiscal Month, which shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification in the form of Exhibit J by the Chief Executive Officer or Chief Financial Officer of the applicable Credit Party that such Financial Statements are complete and correct, that there was no Default (or specifying those Defaults of which he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

         (f) within 90 days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender (except as respects the consolidating financials for which no certification is required), which shall provide actual annual results for the current and prior Fiscal Year and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from the accountants of Credit Parties to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default has occurred or specifying those Defaults of which they are aware, and (iii) any management letter that may be issued;

         (g) not less than 30 days prior to the close of each Fiscal Year, the Projections, which will be prepared by Credit Parties in good faith, with care and diligence, and using assumptions which are reasonable under the circumstances at the time such Projections are delivered to Lender and disclosed therein when delivered; and

         (h) within 15 days following the end of each Fiscal Month, a report detailing all Permitted Investments which is certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

         (i) promptly after their preparation, but no later than 10 days after the issuance thereof, copies of any and all proxy statements, financial statements and reports which any Credit Party sends to its shareholders and copies of all regular, periodic and special reports and registration statements which any Credit Party files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and

         (j) the reports and other information described on Exhibit B on the time frames set forth thereon.

4.2. FINANCIAL COVENANTS. No Credit Parties shall not breach any of the financial covenants set forth in Schedule G.

4.3. OTHER REPORTS AND INFORMATION. Each Credit Party shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event which could reasonably be expected to have a Material Adverse Effect. Each Credit Party shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of such Credit Party or any other Credit Party or the Collateral as Lender may request, all in reasonable detail.

5. NEGATIVE COVENANTS

Borrower and each Credit Party executing this Agreement covenants and agrees (for itself and each other Credit Party) that, without Lender's prior written consent, from the Closing Date until the Termination Date, neither Borrower nor any other Credit Party shall, directly or indirectly, by operation of law or otherwise:

         (a) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise may combine with, any Person or form any Subsidiary;

         (b) except as otherwise permitted in this Section 5 below, make any investment in, or make or accrue loans or advances of money to, any Person, except that (i) Borrower and Video may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower and Video pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower and Video in any Fiscal Quarter does not exceed $50,000 and such notes and securities are delivered to Lender as Collateral; (ii) Borrower may make loans to Video after the Closing Date provided that (x) accurate books and records of such loans are kept in accordance with GAAP, (y) such loans are not evidenced by any note or other instrument unless such note or other instrument is pledged to Lender as Collateral, and (z) the aggregate amount of such loans outstanding at any time shall not exceed the Video Borrowing Base at such time; (iii) Borrower may make investments (comprised of notes payable, stock or other securities) in KMCC not to exceed $700,000 at any time outstanding provided that any notes or instruments evidencing such Investments are pledged to Lender as Collateral;
(iv) Borrower may make Permitted Investments; (v) Borrower may make loans to Caribe provided that (x) accurate books and records of such loans are kept in accordance with GAAP, (y) such loans are not evidenced by any note or other instrument unless such note or other instrument is pledged to Lender as Collateral and (z) the aggregate amount of such loans does not exceed $1,000,000 at any time outstanding; and (vii) Borrower may make advances to Sentry (excluding any dividends otherwise permitted to be paid pursuant to Section 5(1)) not to exceed $100,000 in any Fiscal Year.

         (c) create, incur, assume or permit to exist any Indebtedness, except:
(i) the Obligations; (ii) Indebtedness other than the Obligations in an aggregate outstanding amount not exceeding $250,000; (iii) deferred taxes; (iv) the loans by Borrower to Video as evidenced by the Video Note and the loans by Borrower to Video described in Section 5(b)(ii); (v) the loans by Borrower to Caribe described in Section 5(b)(v); and (vi) other Indebtedness set forth in Disclosure Schedule 5(c));

         (d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party which are not otherwise permitted hereunder) other than loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $50,000 and the loans, advances and investments permitted pursuant to Section 5(b);

         (e) make any changes in any of its business objectives, purposes, or operations which could have or reasonably be expected to adversely affect repayment of the Obligations or have a Material Adverse Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date;

         (f) amend its charter or by-laws or other organizational documents;

         (g) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of such Credit Party, and (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement;

         (h) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

         (i) sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary Equipment in the ordinary course of its business);

         (j) take any action or omit to take any action, which act or omission would constitute a material default or an event of default pursuant to, or noncompliance with, any of its Contractual Obligations;

         (k) cancel any debt owing to it, except for cancellation of debt not constituting Accounts for reasonable consideration and in the ordinary course of its business consistent with historical practice; or

         (l) make or permit any Restricted Payment except for dividends payable by Sentry commencing on August 12, 1999 on the Series A Preferred Stock as set forth in the Certificate of Designation filed with the Secretary of State of Delaware on February 12, 1997.

6. SECURITY INTEREST

6.1. GRANT OF SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance of the Obligations, each of the Borrower and any other Credit Party executing this Agreement hereby grants to the Lender a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now or owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments; all Inventory and Equipment; all Goods; all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, Stock, bonds, treasury notes and other securities contract rights, and choses in action); and to the extent not otherwise included, all Proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the "Collateral"). The term "Collateral" shall not include the Stock owned by Borrower in KMCC and the interest of Borrower in Talon Medical, Ltd.

         (b) Borrower, Lender and each other Credit Party executing this Agreement agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower and each other Credit Party executing this Agreement represents, warrants and promises to Lender that: (i) Borrower and each other Credit Party granting a Lien in Collateral is the sole owner of each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, and has good and marketable title thereto free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings and other actions listed on Disclosure Schedule 6.1 (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to the Lender in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from any Credit Party (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances which have priority by operation of law; and (iii) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower and each other Credit Party executing this Agreement promise to defend the right, title and interest of Lender in and notice filings relating to leased property and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (x) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by Borrower and each other Credit Party granting a Lien on Collateral to Lender,
(y) notification of Lender's interest in Collateral at Lender's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve each Credit Party's and Lender's respective and several interests in the Collateral. Borrower (and any other Credit Party granting a Lien in Collateral) shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation."

6.2. LENDER'S RIGHTS. (a) Lender may, (i) at any time in Lender's own name or in the name of any Credit Party, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper or other Collateral, and (ii) at any time following the occurrence of a Default and without prior notice to Borrower or any other Credit Party, notify Account Debtors, parties to Contracts, and obligors in respect of Chattel Paper, Instruments, or other Collateral that the Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, each Credit Party shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral. Each Credit Party hereby constitutes Lender or Lender's designee as such Credit Party's attorney with power to endorse such Credit Party's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

         (b) It is expressly agreed by Borrower that, notwithstanding anything herein to the contrary, Borrower shall remain liable under each Contract, Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between Borrower or any other Credit Party and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

         (c) Borrower and each other Credit Party shall, with respect to each owned, leased, or controlled property or facility, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such facility or property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's and such Credit Party's Books and Records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Lender considers advisable, and Borrower and such Credit Party agree to render to Lender, at Borrower's and such Credit Party's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower and each other Credit Party shall make available to Lender and its counsel, as quickly as practicable under the circumstances, originals or copies of all Borrower's and such Credit Party's Books and Records and any other instruments and documents which Lender may request. Borrower shall deliver any document or instrument reasonably necessary for Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower or any other Credit Party.

         (d) After the occurrence and during the continuance of a Default, each Credit Party, at its own expense, shall cause the certified public accountant then engaged by such Credit Party to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports:
(i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Each Credit Party, at its own expense, shall cause its certified independent public accountants to deliver to Lender the results of any physical verifications of all or any portion of the Inventory made or observed by such accountants when and if such verification is conducted. Lender shall be permitted to observe and consult with each Credit Party's accountants in the performance of these tasks.

6.3. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date Borrower and each other Credit Party executing this Agreement shall execute and deliver the Power of Attorney in the form attached as Exhibit I. The power of attorney granted pursuant to the Power of Attorney and all powers granted under any Loan Document are powers coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees and promises that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, (b) Lender shall only exercise the powers granted under the Power of Attorney in respect of Collateral, provided, except as otherwise required by applicable law, Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER OR ANY OTHER CREDIT PARTY FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Borrower and each other Credit Party executing this Agreement also hereby authorizes Lender to file any financing or continuation statement without the signature of Borrower or such Credit Party to the extent permitted by applicable law.

6.4. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise its rights and remedies under the Loan Documents, Borrower and each other Credit Party executing this Agreement hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower or such Credit Party) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower or such Credit Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the Termination Date.

7. EVENTS OF DEFAULT: RIGHTS AND REMEDIES

7.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with Section 9.3:

         (a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable; or

         (b) Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party that has not signed this Agreement; or

         (c) an event of default shall occur under any Contractual Obligation of the Borrower or any other Credit Party (other than this Agreement and the other Loan Documents), and such event of default (i) involves the failure to make any payment, whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

         (d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by Borrower or any other Credit Party shall be untrue or incorrect as of the date when made, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement; or

         (e) there shall be commenced against the Borrower or any other Credit Party any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or Borrower or any other Credit Party shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

         (f) a case or proceeding shall have been commenced involuntarily against Borrower or any other Credit Party in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (x) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (y) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

         (g) Borrower or any other Credit Party shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors, (iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this Section 7.1 or clauses (i) and (ii) of this paragraph (g), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

         (h) a final judgment or judgments for the payment of money in excess of the Minimum Actionable Amount in the aggregate shall be rendered against Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or
(ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

         (i) any other event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect and Lender shall have given Borrower notice thereof; or

         (j) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral; or

         (k) a Change of Control of any Credit Party shall have occurred.

7.2. REMEDIES. (a) If any Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances and to incur additional Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (ii) require that all Letter of Credit Obligations be fully cash collateralized pursuant to Schedule C; or (iii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in Sections 7.1 (e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) and the Obligations shall automatically begin to accrue interest at the Default Rate, in each case, without declaration, notice or demand by Lender.

         (b) Without limiting the generality of the foregoing, Borrower and each other Credit Party executing this Agreement expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower and each other Credit Party executing this Agreement hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Credit Party's premises or elsewhere and shall have the right to use any Credit Party's premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Lender deems necessary or advisable.

         (c) Borrower and each other Credit Party executing this Agreement further agrees, upon the occurrence and during the continuance of an Event of Default and at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to any Credit Party to maintain or preserve the rights of any Credit Party as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower and each other Credit Party executing this Agreement agrees that ten (10) days prior notice by Lender to such Credit Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower and each other Credit Party shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

         (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3. WAIVERS BY CREDIT PARTIES. Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Notes or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which such Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower and each other Credit Party executing this Agreement acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

7.4. PROCEEDS. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt, in the following order of priorities: first, to reimburse or pay in full the actual expenses of Lender incurred in connection with such sale, disposition or other realization, including all other expenses, liabilities and advances incurred or made by Lender in connection therewith; second, to the other Obligations in such order as the Lender may deem advisable; third, to cash collateralize any outstanding Letter of Credit Obligations pursuant to Schedule C; and finally, after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8. SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any other Credit Party may assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation, delegation or other conveyance by Borrower or such Credit Party without the prior express written consent of Lender shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, the other Credit Parties and Lender with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9. MISCELLANEOUS

9.1. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and no Loan Document may be modified, altered or amended except by a written agreement signed by Lender, Borrower and any other Credit Party a party to such Loan Document. Borrower and each other Credit Party executing this Agreement or any other Loan Document shall have all duties and obligations under this Agreement and such other Loan Documents from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time.

9.2. EXPENSES. Borrower agrees to pay or reimburse Lender for all costs and expenses incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection (including the reasonable fees and expenses of all special counsel and the fees and expenses of , advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), including deficiency collections;
(c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $15 per wire transfer); (d) any amendment, extension, modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person or Persons), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and
(f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral including the following with respect to all of the foregoing provisions of this Section 9.2: the fees, costs and expenses of attorneys, accountants, environmental advisors, appraisers, investment bankers, management and other consultants, and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection therewith.

9.3. NO WAIVER. Neither Lender's failure, at any time or times, to require strict performance by Borrower or any other Credit Party of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default, or other provision under the Loan Documents shall not suspend, waive or affect any other Default under any Loan Document, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower or any other Credit Party to Lender contained in any Loan Document and no Default by Borrower or any other Credit Party under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

9.4. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or any other Credit Party or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties under the Loan Documents shall survive the Termination Date.

9.5. CONFLICT OF TERMS. Except as otherwise provided in any Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

9.6. AUTHORIZED SIGNATURE. Until Lender shall be notified in writing by Borrower or any other Credit Party to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower or such other Credit Party listed in the Secretarial Certificate in the form of Exhibit H shall bind Borrower and such other Credit Party and be deemed to be the act of Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by Borrower's or such other Credit Party's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

9.7. NOTICES. Except as otherwise provided herein, whenever any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 9.7), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Lender) designated in Schedule B to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

9.8. SECTION TITLES. The Section titles and Table of Contents contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

9.9. COUNTERPARTS. Any Loan Document may be executed in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

9.10. TIME OF THE ESSENCE. Time is of the essence for performance of the Obligations under the Loan Documents.

9.11. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

9.12 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND SUCH CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, BORROWER AND SUCH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND SUCH CREDIT PARTY HEREBY WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S OR SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

9.12. PRESS RELEASES. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press release or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

9.13. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned or restored by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or otherwise, all as though such payments had not been made.

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

                                        KNOGO NORTH AMERICA INC.,
                                        as Borrower


                                        By: __________________________
                                        Name:  Thomas A. Nicolette
                                        Title: President


                                        SENTRY TECHNOLOGY CORPORATION,
                                        as Credit Party


                                        By: __________________________
                                        Name:  Thomas A. Nicolette
                                        Title: President


                                        VIDEO SENTRY CORPORATION,
                                        as Credit Party


                                        By: __________________________
                                        Name:  Thomas A. Nicolette
                                        Title: President


                                        KNOGO CARIBE, INC.,
                                        as Credit Party


                                        By: __________________________
                                        Name:  Thomas A. Nicolette
                                        Title: President



                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION,
                                        as Lender


                                        By: _________________________
                                        Name:  Bruce Brown
                                        Title: Duly Authorized Signatory

                            SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

"Account Debtor" shall mean any Person who is or may become obligated with respect to, or on account of, an Account.

"Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

"Accounts Payable Analysis" shall mean a certificate in the form of Exhibit D

"Accounts Receivable Roll Forward Analysis" shall mean a certificate in the form of Exhibit E.

"Affiliate" shall mean, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" shall mean this Agreement including all Appendices attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

"Appendices" shall have the meaning assigned to it in the Recitals of this Agreement.

"Bank Account Agreements" shall mean the Blocked Account Agreements.

"Blocked Accounts" shall have the meaning assigned to it in Schedule D.

"Blocked Account Agreement" shall have the meaning assigned to it in Schedule D.

"Books and Records" shall mean all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral.

"Borrower" shall mean the Person identified as such in the preamble of this Agreement.

"Borrowing Availability" shall mean, at any time, the lesser of (i) the Maximum Amount or (ii) the Borrowing Base, in each case less reserves established by Lender from time to time.

"Borrowing Base" shall mean at any time an amount equal to the sum at such time of:

     A) the sum of (A) 80% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of the Eligible Accounts (other than Eligible Deferred Accounts) of Borrower and Video PLUS (B) the lesser of (i) $1,000,000 or (ii) 70% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of the Eligible Deferred Accounts of Borrower and Video; provided that Lender (without limiting its rights to otherwise reduce the foregoing percentage) shall reduce the foregoing percentages (the "Accounts Advance Rates") by one percentage point for each percentage point that the dilution of the Accounts of Borrower and Video (calculated as the average dilution from the Accounts Receivable Roll Forward Analysis (Exhibit E) over the most recent three months) exceeds five percent (5%); provided, that in the event the Accounts Advance Rates are so reduced and dilution of the Accounts of Borrower or Video (calculated as the average dilution from the Accounts Receivable Roll Forward Analysis (Exhibit E) over the most recent three months) decreases to five percent (5%) or less then Lender shall increase the Accounts Advance Rates by one percentage point for each percentage point of such decrease except that in no event shall the Accounts Advance Rates exceed the percentages set forth above; PLUS

     B) the lesser of (i) $1,500,000 or (ii) the sum of 25% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of the Eligible Inventory of Borrower consisting of raw material and finished goods, in each case as determined by Lender, valued on a first-in, first-out basis (at the lower of cost or market), PLUS

     C) the lesser of (i) $1,500,000 or (ii) the sum of 25% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower of the value of the Eligible Inventory of Video consisting of raw materials and finished goods, in each case as determined by Lender on a first in-first out basis (at the lower of cost or market).

"Borrowing Base Certificate" shall mean a certificate in the form of EXHIBIT C.

"Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

"Capital Expenditures" shall mean all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

"Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

"Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

"Caribe" shall mean Knogo Caribe, Inc., a Delaware corporation.

"Caribe Notes" shall mean the promissory notes executed by Caribe in favor of Borrower evidencing loans made by Borrower to Caribe.

"Cash Collateral Account" shall have the meaning assigned to it in SCHEDULE C.

"Cash Equivalents" shall mean (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within six (6) months from the date of acquisition thereof; (b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 and not subject to setoff rights in favor of such bank.

"Change of Control" shall mean, with respect to any Person on or after the Closing Date (i) that any Person or "group" shall increase its "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934) either directly or indirectly, by more than twenty percent (20%) of the outstanding shares of Stock of such Person having the right to vote for the election of directors of such Person under ordinary circumstances, (ii) that any change in the composition of its stockholders as of the Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or (iii) that any Person (or group of Persons acting in concert) shall otherwise acquire the power to direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

"Charges" shall mean all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of any Credit Party, (iv) the ownership or use of any assets by any Credit Party, or (v) any other aspect of any Credit Party's business.

"Chattel Paper" shall mean all "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

"Closing Date" shall mean the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

"Closing Fee" shall have the meaning assigned to it in SCHEDULE E.

"Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

"Collateral" shall have the meaning assigned to it in SECTION 6.1.

"Collateral Monitoring Fee" shall have the meaning assigned to it in Schedule E.

"Collection Account" shall mean that certain account of Lender, account number 50-232-854 in the name of GECC-CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York, ABA number 021-001-033.

"Commitment Termination Date" shall mean the earliest of (i) the Stated Expiry Date, (ii) the date Lender's obligation to advance funds is terminated pursuant to Section 7.2, and (iii) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

"Contracts" shall mean all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

"Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

"Copyright License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

"Copyrights" shall mean all of the following now owned or hereafter acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

"Corporate Credit Party" shall mean any Credit Party that is a corporation.

"Credit Party" shall mean Borrower, and each other Person (other than Lender) that is or may become a party to this Agreement or any other Loan Document.

"Default" shall mean any Event of Default or any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

"Default Rate" shall have the meaning assigned to it in Section 1.5(d).

"Documents" shall mean all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

"Eligible Accounts" shall mean as at the date of determination, all Accounts of the Borrower and Video except any Account:

         (a) that does not arise from the sale of goods or the performance of services by Borrower or Video in the ordinary course of business of Borrower or Video;

         (b) upon which (i) Borrower's or Video's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower or Video is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

         (c) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a "contra" Account;

         (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

         (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

         (f) that is not owned by Borrower or Video or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

         (g) that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of Borrower, Video or any other Credit Party, or an entity which has common officers or directors with Borrower, Video or any other Credit Party;

         (h) that is the obligation of an Account Debtor that is the Federal government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower or Video, as the case may be, has complied with the Federal Assignment of Claims Act of 1940 with respect to such obligation;

         (i) that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit or credit insurance acceptable to Lender;

         (j) that is the obligation of an Account Debtor to whom Borrower or Video is or may become liable for goods sold or services rendered by the Account Debtor to Borrower or Video, to the extent of Borrower's or Video's liability to such Account Debtor;

         (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

         (l) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed 20% of the aggregate of all Accounts, to the extent of such excess;

         (m) that is not paid within 60 days from its due date or 90 days from its invoice date or that are Accounts of an Account Debtor if 50% or more of the Accounts owing from such Account Debtor remain unpaid within such time periods;

         (n) is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

         (o) that arises from any bill-and-hold or other sale of goods which remain in Borrower's or Video's possession or under Borrower's or Video's control;

         (p) as to which Lender's interest therein is not a first priority perfected security interest;

         (q) to the extent that such Account exceeds any credit limit established by Lender in Lender's sole discretion;

         (r) as to which any of Borrower's or Video's representations or warranties pertaining to Accounts are untrue;

         (s) that represents interest payments or late charges owing to Borrower or Video; or

         (t) that is not otherwise acceptable in the sole discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its reasonable credit judgment.

"Eligible Deferred Accounts" shall mean Eligible Accounts of Borrower or Video for which extended payment terms (not in excess of 60 days past invoice date or 180 days after installation date) have been allowed by Borrower or Video in the ordinary course of business consistent with historical practice as previously disclosed to Lender.

"Eligible Inventory" shall mean as at the date of determination, all Inventory of Borrower or Video, except any Inventory that:

         (a) is not subject to a first priority perfected security interest of Lender or is not owned by Borrower or Video free and clear of all Liens and rights of others (except the Liens in favor of Lender);

         (b) is not located on premises owned or operated by Borrower or Video and referenced in Disclosure Schedule (3.2),

         (c) is not located on premises where the aggregate amount of all Inventory (valued at cost) located thereon is greater than $100,000;

         (d) is located on premises with respect to which Lender has not received a landlord or mortgagee letter acceptable in form and substance to Lender or rent reserves acceptable to Lender (such reserve with respect to the leased premises of Borrower located at 350 Wireless Boulevard, Hauppauge, New York shall be in an amount equal to three (3) months payments under the relevant lease);

         (e)  is in transit;

         (f) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to Lender,

         (g) in Lender's reasonable credit judgment, is obsolete, unsalable, shopworn, damaged, unfit for further processing, is of substandard quality or is not of good and merchantable quality, free from any defects;

         (h) consists of (i ) discontinued items, (ii) slow-moving or excess items held in inventory, or (iii) used items held for resale;

         (i)   does not consist of raw materials or finished goods;

         (j) does not meet all standards imposed by any Governmental Authority, including with respect to its production, acquisition or importation (as the case may be);

         (k) is placed by Borrower or Video on consignment or held by Borrower or Video on consignment from another Person;

         (l) is held for rental or lease by or on behalf of Borrower or Video;

         (m) is produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in 29 U.S.C. S 215 or any successor statute or section;

         (n) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document;

         (o) is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties other than Inventory which is subject to the License and Supply Agreement dated January 17, 1994 between Allied Signal, Inc. acting through its Amorphous Metals business group and Knogo Corporation;

         (p) requires the consent of any Person for the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default and such completion, manufacture or sale constitutes a breach or default under any contract or agreement to which Borrower is a party or to which such Inventory is or may become subject; or

         (q) is not otherwise acceptable in the sole discretion of Lender, provided, that (i) Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its reasonable credit judgment.

"Environmental Laws" shall mean all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act (49 U.S.C. ss.ss. 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss.ss. 136 et seq.); the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.) ("RCRA"); the Toxic Substance Control Act (15 U.S.C. ss.ss. 2601 et seq.); the Clean Air Act (42 U.S.C. ss.ss. 740 et seq.); the Federal Water Pollution Control Act (33 U.S.C. ss.ss._1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. ss.ss. 651 et seq.) ("OSHA"); and the Safe Drinking Water Act (42 U.S.C. ss.ss. 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state and local counterparts or equivalents and any transfer of ownership notification or approval statutes.

"Environmental Liabilities" shall mean all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law, Environmental Permits or in connection with any Release, threatened Release, or the presence of a Hazardous Material.

"Environmental Permits" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Law.

"Equipment" shall mean all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description which may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

"ERISA Affiliate" shall mean, with respect to any Credit Party, any trade or business (whether or not incorporated) which together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

"ERISA Event" shall mean with respect to any Credit Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status.

"ESOP" shall mean a Plan which is intended to satisfy the requirements of
Section 4975(e)(7) of the IRC.

"Event of Default" shall have the meaning assigned to it in Section 7.1.

"Fees" shall mean the fees due to Lender as set forth in Schedule E.

"Financial Statements" shall mean the consolidated and consolidating income statement, balance sheet and statement of cash flows of Sentry and its Subsidiaries, internally prepared for each Fiscal Month, and audited for each Fiscal Year, prepared in accordance with GAAP.

"Fiscal Month" shall mean any of the monthly accounting periods of each Credit Party.

"Fiscal Quarter" shall mean any of the quarterly accounting periods of each Credit Party.

"Fiscal Year" shall mean the 12 month period of each Credit Party ending December 31 of each year. Subsequent changes of the fiscal year of any Credit Party shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

"GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

"GE Capital" shall mean General Electric Capital Corporation, a New York corporation, and its successors and assigns.

"General Intangibles" shall mean all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know- how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

"Goods" shall mean all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including movables, fixtures, equipment, inventory, or other tangible personal property.

"Goodwill" shall mean all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such guaranteeing Person (whether or not contingent): (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

"Guarantor" shall mean each Person which executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

"Guaranty" shall mean any agreement to perform all or any portion of the Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

"Hazardous Material" shall mean any substance, material or waste which is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste ," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

"Hazardous Waste" shall have the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et. seq.).

"Indebtedness" of any Person shall mean: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not more than 45 days past due); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations;
(v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses
(i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

"Indemnified Liabilities" shall have the meaning assigned to it in Section 1.11.

"Indemnified Person" shall have the meaning assigned to it in Section 1.11.

"Index Rate" shall mean the latest rate for 30-day dealer placed commercial paper (which for purposes hereof shall mean high grade unsecured notes sold through dealers by major corporations in multiples of $1,000) which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select). The Index Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month.

"Instruments" shall mean all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

"Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

"Inventory" shall mean all "inventory," as such term is defined in the Code, now or hereafter owned or acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

"IRC" shall mean the Internal Revenue Code of 1986, and any successor thereto.

"IRS" shall mean the Internal Revenue Service, or any successor thereto.

"KMCC" shall mean K&M Converting Co., a Delaware Corporation.

"Lender" shall mean GE Capital and, if at any time GE Capital shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

"Letters of Credit" shall mean any and all commercial or standby letters of credit issued at the request and for the account of Borrower for which Lender has incurred Letter of Credit Obligations.

"Letter of Credit Fee" shall have the meaning assigned to it in Schedule E.

"Letter of Credit Obligations" shall mean all outstanding obligations incurred by Lender, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lender or another, of Letters of Credit, all as further set forth in Schedule C. The amount of such Letter of Credit Obligations at any time shall equal the maximum amount which may be payable by Lender thereupon or pursuant thereto at such time and shall include all duty, freight, taxes, costs, insurance and any other charges and expenses in connection therewith.

"License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

"Lien" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

"Litigation" shall mean any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

"Loan Documents" shall mean this Agreement, the Notes, the Financial Statements, each Guaranty, the Power of Attorney, the Bank Account Agreements, and the other documents and instruments listed in Schedule F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

"Loans" shall mean the Revolving Credit Loan including the Letter of Credit Obligations.

"Material Adverse Effect" shall mean: (i) a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or any other Credit Party taken as a whole, or the industry within which Borrower or any other Credit Party operates, (b) Borrower's or any other Credit Party's ability to pay or perform the Obligations under the Loan Documents to which such Credit Party is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d) Lender's rights and remedies under this Agreement and the other Loan Documents; or (ii) the incurrence by Borrower or any other Credit Party of any liability (other than Indebtedness permitted by Section 5(c)), contingent or liquidated, which has an actual or estimated incurrence of liability, or dollar exposure or loss, greater than Minimum Actionable Amount to Borrower or any other Credit Party.

"Maximum Amount" shall mean the maximum amount of credit to be provided by Lender to or for the benefit of Borrower for aggregate Revolving Credit Advances and Letter of Credit Obligations outstanding at any time, without regard to the Borrowing Base or reserves, which amount, for purposes of this Agreement, is $8,000,000.

"Minimum Actionable Amount" shall mean $250,000.

"Minimum Loan Fee" shall have the meaning assigned to it in Schedule E.

"Multiemployer Plan" shall mean a "multiemployer plan," as defined in Section 4001(a) (3) of ERISA, to which Borrower, any other Credit Party or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

"Net Borrowing Availability" shall mean at any time the Borrowing Availability less the Revolving Credit Loan.

"Notes" shall mean the Revolving Credit Note.

"Notice of Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.1(b).

"Obligations" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower or any other Credit Party under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of any Guarantor under any Guaranty.

"Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

"Patents" shall mean all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

"PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

"Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.11; (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of any Credit Party; (v) inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (vi) carriers', warehousemans', suppliers' or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time so long as such Liens attach only to Inventory;
(vii) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (viii) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (ix) Purchase Money Liens securing Purchase Money Indebtedness (or rent) to the extent permitted under Section 5(c)(ii); (x) Liens in existence on the Closing Date as disclosed on Disclosure Schedule 5(h) provided that no such Lien is spread to cover additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased.; and (xi) Liens in favor of Lender securing the Obligations.

"Permitted Investments" shall mean those investments in Cash Equivalents which have been pledged to Lender pursuant to agreements, documents and instruments which are in form and substance satisfactory to Lender.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Plan" shall mean, with respect to Borrower or any other Credit Party, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any other Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

"Prepayment Fee" shall mean the prepayment fee assigned to it in Schedule E.

"Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority);
(iii) any claim of Borrower or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral; and (v) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise.

"Projections" shall mean as of any date the consolidated and consolidating balance sheet, statements of income and cash flow for Sentry and its Subsidiaries (including forecasted Capital Expenditures and Net Borrowing Availability) (i) by month for the next Fiscal Year, and (ii) by year for the following three Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan.

"Purchase Money Indebtedness" shall mean (i) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

"Purchase Money Lien" shall mean any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

"Qualified Plan" shall mean a Plan which is intended to be tax-qualified under
Section 401(a) of the IRC.

"Real Property" shall have the meaning assigned to it in Section 3.16.

"Release" shall mean, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

"Requirement of Law" shall mean as to any Person, the Certificate or Articles of Incorporation and By- Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Restricted Payment" shall mean: (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower's or any other Credit Party's Stock; (ii) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower's or any other Credit Party's Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (a) that arising under this Agreement or (b) if no Default shall have occurred and be continuing, or shall result therefrom, interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness described in Disclosure Schedule (5(c)) or otherwise permitted under Section 5(c)(ii); or (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Lender shall constitute a Restricted Payment.

"Retiree Welfare Plan" shall mean, at any time, a Plan that is a "welfare plan" as defined in Section 3(2) of ERISA, that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

"Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

"Revolving Credit Loan" shall mean at any time the sum of (i) the aggregate amount of Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit Obligations incurred by Lender and outstanding at such time, plus
(iii) the amount of accrued but unpaid interest thereon and Letter of Credit Fees with respect thereto.

"Revolving Credit Note" shall mean the promissory note of Borrower dated the Closing Date, substantially in the form of Exhibit F.

"Revolving Credit Rate" shall have the meaning assigned to it in Section 1.5(a).

"Schedule of Documents" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Loan Documents and the transactions contemplated thereunder, substantially in the form of Schedule F.

"Sentry" shall mean Sentry Technology Corporation, a Delaware corporation.

"Series A Preferred Stock" shall mean the 6,000,000 shares of Series A Preferred Stock par value $0.001 per share of Sentry.

"Stated Expiry Date" shall mean December 31, 1999.

"Stock" shall mean all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of
1934).

"Stockholder" shall mean each holder of Stock of Borrower or any other Credit Party.

"Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

"Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

"Termination Date" shall mean the date on which the Revolving Credit Loan and any other Obligations under this Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into the Cash Collateral Account), and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

"Title IV Plan" shall mean an "employee pension benefit plan," as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan), which is covered by Title IV of ERISA, and which Borrower, any other Credit Party or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

"Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

"Trademarks" shall mean all of the following now owned or hereafter acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

"Transaction Summary" shall mean the Transaction Summary set forth in the Recitals to this Agreement.

"Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for such Title IV Plan determined on the basis of a shutdown of the employees thereunder and using the actuarial assumptions in effect for funding purposes under such Title IV Plan, and (ii) for a period of five (5) years following a transaction which could be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any other Credit Party or any ERISA Affiliate as a result of such transaction.

"Unused Line Fee" shall have the meaning assigned to it in Schedule E.

"Video" shall mean Video Sentry Corporation, a Delaware corporation.

"Video Borrowing Base" shall mean at any time an amount equal to the Borrowing Base less the portion of the Borrowing Base attributable to the Eligible Accounts, Eligible Deferred Accounts and Eligible Inventory of Borrower.

"Video Note" shall mean the promissory note in the principal amount of $5,000,000 executed by Video in favor of Borrower evidencing loans made by Borrower to Video prior to the Closing Date.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (e) all references in this Agreement or in the Schedules to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (f) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                         SCHEDULE C - LETTERS OF CREDIT


1. Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit issued on terms acceptable to Lender and supporting obligations of Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than five Business Days prior to the requested date of issuance of any such Letter of Credit; PROVIDED, that: (a) that the aggregate amount of all Letter of Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed $0; (b) no Letter of Credit shall have an expiry date which is later than the Stated Expiry Date or one year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur any Letter of Credit Obligation if after giving effect to the incurrence of such Letter of Credit Obligation, the Net Borrowing Availability would be less than zero. The maximum amount payable in respect of each Letter of Credit requested by Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank. Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender. The bank that issues any Letter of Credit pursuant to this Agreement shall be determined by Lender in its sole discretion.

2. The notice to be provided to Lender requesting that Lender incur Letter of Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by Borrower and the bank that Lender approve Borrower's application. Upon receipt of such notice Lender shall establish a reserve against the Borrowing Availability in the amount of 100% of the face amount of the Letter of Credit Obligation to be incurred. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish the existence of the Letter of Credit Obligation as of the date of such approval.

3. In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse Lender therefor, and such payment shall then be deemed to constitute a Revolving Credit Advance. For purposes of computing interest under SECTION 1.5, a Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

4. In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to 105% of the maximum amount then available to be drawn under all Letters of Credit not so returned and canceled to be held by Lender as cash collateral in an account under the exclusive dominion and control of Lender, (the "Cash Collateral Account").

5. In the event that Lender shall incur any Letter of Credit Obligations, Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to Lender for incurring such Letter of Credit Obligations. In addition, Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

6. Borrower's Obligations to Lender with respect to any Letter of Credit or Letter of Credit Obligation shall be evidenced by Lender's records and shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (a) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (b) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (c) the existence of any claim, set-off, defense or other right which Borrower or any other Credit Party may have against Lender, the issuer or beneficiary of such Letter of Credit, or any other Person, whether in connection with this Agreement, any other Loan Document or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (d) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect.

7. In addition to any other indemnity obligations which Borrower may have to Lender under this Agreement and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses (including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or
(b) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The obligations of Borrower under this paragraph shall survive any termination of this Agreement and the payment in full of the Obligations.

8. Borrower hereby assumes all risks of the acts, omissions or misuse of each Letter of Credit by the beneficiary or issuer thereof and, in connection therewith, Lender shall not be responsible (a) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged;
(b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (c) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (d) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise;
(e) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (f) for any consequences arising from causes beyond the direct control of Lender.

                          SCHEDULE D - CASH MANAGEMENT

Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

1. No Corporate Credit Party: (i) shall (nor shall it permit any of its Subsidiaries to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in Attachment I hereto (to include a petty cash account not to exceed $5000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time); and (ii) shall close or permit to be closed any of the accounts listed in ATTACHMENT I hereto, in each case without Lender's prior written consent, and then only after such Credit Party has implemented agreements with such bank or financial institution and Lender acceptable to Lender.

2. Commencing on the Closing Date and until the Termination Date, each Corporate Credit Party shall deposit or, if directed by Lender, cause to be deposited directly, in either case on the date of receipt thereof, all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral into blocked accounts in such Credit Party's or Lender's name (collectively, the "BLOCKED ACCOUNTS") set forth in paragraph 1 of ATTACHMENT I hereto.

3. On or before the Closing Date, each bank at which the Blocked Accounts are held shall have entered into tri-party blocked account agreements (the "BLOCKED ACCOUNT AGREEMENTS") with Lender and the applicable Credit Party, in form and substance acceptable to Lender. Each such Blocked Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Blocked Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Blocked Account to the Collection Account or such other account as Lender shall designate in writing.

4. On the Closing Date, (a) the blocked account arrangements shall immediately become operative at the banks at which the Blocked Accounts are maintained, and
(b) amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Blocked Accounts into the Collection Account. Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Blocked Accounts until after the Termination Date.

5. Borrower may maintain, in its name, accounts (the "DISBURSEMENT ACCOUNTS") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to Section 1.1 for use solely in accordance with the provisions of Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in paragraph 2 of Attachment I hereto.

6. Upon the request of Lender, each Corporate Credit Party shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by such Credit Party into the Blocked Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.

7. Commencing on the Closing Date and until the Termination Date, each Corporate Credit Party shall deposit all amounts received by such Corporate Credit Party in Canadian dollars in the Blocked Account located at Toronto Dominion Bank (the "Canada Blocked Account"). All amounts in the Canada Blocked Account will be swept on a daily basis to an account of Lender located in Canada which Lender designates in writing as a collection account for such purpose (such account, the "Canada Collection Account"). Amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced by the Dollar Equivalent of the amounts received in the Canada Collection Account. As used herein the term "Dollar Equivalent" shall mean the amount of lawful money of the United States of America obtained by converting the amount of Canadian dollars into lawful money of the United States of America at the rate calculated by Lender commonly known as Lender's P&L rate for the purchase of lawful money of the United States of America with such Canadian dollars, on the date of determination thereof.

                                SCHEDULE E - FEES

1. UNUSED LINE FEE: For each day from the Closing Date, and through but including the Termination Date, an amount equal to the Maximum Amount less the Revolving Credit Loan for such day multiplied by .25%, the product of which is then divided by 360 (the "Unused Line Fee"). The Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date; the final monthly installment of the Unused Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any unpaid Unused Line Fee is immediately due and payable on the Commitment Termination Date.

2. LETTER OF CREDIT FEE: For each day for which Lender maintains Letter of Credit Obligations outstanding, an amount equal to the amount of the Letter of Credit Obligations outstanding on such day, multiplied by N/A, the product of which is then divided by 360 (the "Letter of Credit Fee"). The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due. Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Termination Date.

3. CLOSING FEE; COLLATERAL MONITORING FEE: A non-refundable closing fee of $15,000, payable at closing (the "Closing Fee"). A non-refundable annual collateral monitoring fee of $10,000 (the "Collateral Monitoring Fee") payable in advance on the Closing Date and on each anniversary of the Closing Date.

4. MINIMUM LOAN FEE: For each month in which the average daily outstanding balance of the Revolving Credit Loan for such month is less than $1,000,000 (the "Minimum Loan Amount"), an amount equal to the Minimum Loan Amount less the actual average outstanding amount of the Revolving Credit Loan for such month multiplied by the Revolving Credit Rate, the product of which is then divided by 360 (the "Minimum Loan Fee"). The Minimum Loan Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date and on the Termination Date. Notwithstanding the foregoing, any unpaid Minimum Loan Fee is immediately due and payable on the Commitment Termination Date.

5.  PREPAYMENT FEE:
For the Revolving Credit Loan, an amount equal to the Maximum Amount multiplied by:
         3% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) on or after the Closing Date and on or before the first anniversary of the Closing Date, payable on the Commitment Termination Date; or
         2% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date, payable on the Commitment Termination Date.

Borrower acknowledges and agrees that (i) it would be difficult or impractical to calculate Lender's actual damages from early termination of Lender's obligation to make further Revolving Credit Advances and incur additional Letter of Credit Obligations for any reason pursuant to Section 1.2(c) or Section 7.2 or Borrower's prepayment in whole or in part of the Loan, (ii) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (iii) the Prepayment Fees are not intended to be penalties.

6. AUDIT FEES: Borrower will reimburse Lender at the rate of $600 per person per day, plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations.

                                   SCHEDULE G
                               FINANCIAL COVENANTS

1. MINIMUM EBITDA. Sentry and its Subsidiaries on a consolidated basis shall maintain at the end of each fiscal period set forth below, an EBITDA of not less than the amount set opposite such fiscal period below:

    FISCAL PERIOD                                  MINIMUM EBITDA
-------------------------------------------------------------------------------
  January 1, 1998 - March 31, 1998                   $185,000
-------------------------------------------------------------------------------
  January 1, 1998 - June 30, 1998                    $750,000
-------------------------------------------------------------------------------
  January 1, 1998 - September 30, 1998             $1,600,000
-------------------------------------------------------------------------------
  January 1, 1998 - December 31, 1998              $3,000,000
-------------------------------------------------------------------------------
  April 1, 1998 - March 31, 1999                   $3,700,000
-------------------------------------------------------------------------------
  July 1, 1998 - June 30, 1999                     $4,100,000
-------------------------------------------------------------------------------
  October 1, 1998 - Septembeer 30, 1999            $4,200,000
-------------------------------------------------------------------------------
  January 1, 1999 - December 31, 1999              $4,000,000
-------------------------------------------------------------------------------

2. MINIMUM NET WORTH. Sentry and its Subsidiaries on a consolidated basis shall maintain at all times Net Worth of Sentry and its Subsidiaries on a consolidated basis of not less than $25,000,000.

3. CAPITAL EXPENDITURES. Sentry and its Subsidiaries on a consolidated basis shall not make aggregate Capital Expenditures in any Fiscal Year in excess of $ 1,000,000.

4. WORKING CAPITAL RATIO. Sentry and its Subsidiaries on a consolidating and consolidated basis shall maintain a Working Capital Ratio not greater than 4.5 to 1.0.

As used in this Agreement (including this Schedule G covenant), the following terms shall have the following meanings:

"EBITDA" shall mean, for any period, the Net Income (Loss) of Sentry and its Subsidiaries on a consolidated basis for such period, PLUS interest expense, tax expense, amortization expense, depreciation expense and extraordinary losses and MINUS extraordinary gains, in each case, of Sentry and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

"NET INCOME (LOSS)" shall mean with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

"NET WORTH" shall mean, with respect to any Person, at any date, the total assets (excluding any assets attributable to any issuances by such Person of any Stock after the Closing Date) minus the total liabilities, in each case, of such Person at such date determined in accordance with GAAP.

"WORKING CAPITAL RATIO" shall mean, with respect to any Person, at any date, accounts receivable and inventory divided by accounts payable and accrued expenses, in each case, of such Person at such date determined in accordance with GAAP.

                                    EXHIBIT F

                          FORM OF REVOLVING CREDIT NOTE

$8,000,000                                             as of December 31, 1997
                                                            New York, New York

For value received, the receipt and sufficiency of which are hereby acknowledged, KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), $8,000,000 or such greater or lesser amount as shall be advanced by Lender from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance. This Note is the Revolving Credit Note issued under the Loan and Security Agreement between Borrower and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                        KNOGO NORTH AMERICA  INC.



                                        By:__________________________
                                           Name:
                                           Title:

                                    EXHIBIT M

                                    GUARANTEE


                                   GUARANTEE, dated as of December 31, 1997,
                              made by _____________________ (the "GUARANTOR"),
                              in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "LENDER") under the Loan Agreement referred to below.

W I T N E S S E T H:

          WHEREAS, pursuant to the Loan and Security Agreement dated as of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "LOAN Agreement") between Knogo North America Inc. (the "BORROWER") and Lender, the Lender has agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Guarantor guarantee payment and performance of the Borrower's obligations under the Loan Agreement and the other Loan Documents;

          WHEREAS, [Guarantor owns all of the issued and outstanding stock of Borrower] [Guarantor will receive a portion of the proceeds of the loans made under the Loan Agreement and will derive substantial benefit from the making of the loans under the Loan Agreement] [Guarantor is engaged in a related business with Borrower and will derive substantial benefit from the making of the loans under the Loan Agreement]

          NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to make its extensions of credit to the Borrower under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

          1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

          (b) As used herein, "OBLIGATIONS" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post- petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower or any other Credit Party under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorses, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

          (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

          (d) No payment or payments made by the Borrower, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full.

          (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

          (f) Anything herein or in any other Loan Documents to the contrary notwithstanding, the maximum liability of Guarantor hereunder and under the Loan Documents shall in no event exceed the amount which can be guaranteed by Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          3. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrower on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

          4. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          5. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

          6. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          7. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 201 High Ridge Road, Stamford, CT 06927.

          8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

          (a) (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

          (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

          (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

          (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

          (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;

          (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.

          The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

          9. NOTICES. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Lender, at its address or transmission number for notices provided in the Loan Agreement; and (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

          The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

          10. SEVERABILILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11. INTEGRATION. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

          12. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

          (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          13. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

          15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          16. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the County of New York, State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

[Guarantor]


By:
Name:
Title:

Address of Notices:

350 Wireless Blvd



Hauppauge, NY 11788 Attn:
Telephone: (516) 232-4705,
Facsimile: (516) 232-0954

ATTACHMENT -1 TO SCHEDULE N-1 (Single Guarantee)





State of New York      )
                       ) ss:
County of New York     )


On this 31st day of December, 1997 before me, personally came ___________ to me known, who being duly sworn did depose and say that he is the ________________ of _____________________, the corporation described in and which executed the above instrument, and that he signed his name thereto by order of the board of directors of said corporation.


                  -------------------------------------------
                           Notary Public

                                    EXHIBIT M
                                    GUARANTEE

          GUARANTEE, dated as of December 31, 1997, made by _________________ (the "GUARANTOR"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "LENDER") under the Loan Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Loan and Security Agreement dated as of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "LOAN AGREEMENT") between Knogo North America Inc. (the "BORROWER") and Lender, the Lender has agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Guarantor guarantee payment and performance of the Borrower's obligations under the Loan Agreement and the other Loan Documents;

          WHEREAS, Guarantor is a wholly owned subsidiary of Borrower and will derive substantial benefit from the making of the loans under the Loan Agreement;

          NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to make its extensions of credit to the Borrower under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

          1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

          (b) As used herein, "OBLIGATIONS" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower or any other Credit Party under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorses, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

          (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

          (d) No payment or payments made by the Borrower, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full.

          (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

          (f) Anything herein or in any other Loan Documents to the contrary notwithstanding, the maximum liability of Guarantor hereunder and under the Loan Documents shall in no event exceed the amount which can be guaranteed by Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          3. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrower on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

          4. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          5. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

          6. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          7. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 201 High Ridge Road, Stamford, CT 06927.

          8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

          (a) (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

          (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

          (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

          (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

          (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;

          (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

          9. NOTICES. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Lender, at its address or transmission number for notices provided in the Loan Agreement; and

          (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

         The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

          10. SEVERABILILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11. INTEGRATION. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

          12. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

          (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          13. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

          15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          16. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the County of New York, State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.


                                [Guarantor]


                                By:
                                Name:
                                Title:



                               Address of Notices:




                                350 Wireless Blvd
                                Hauppauge, NY 11788
                                Attn: Peter J. Mundy
                                Telephone: (516) 232-4705
                                Facsimile: (516) 232-0954

                          TRADEMARK SECURITY AGREEMENT


          THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997, by and between KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION ("Lender").

                                   BACKGROUND

          Lender, Borrower and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which Lender may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to Lender under the Loan Agreement, Borrower granted Lender a security interest in substantially of its assets, including, without limitation, the Trademarks, Trademark Licenses and the Collateral (each as defined below).

          In order to induce Lender to provide Borrower the financial accommodations described in the Loan Agreement, Borrower has agreed to execute this Agreement to create in benefit of Lender a secured and protected interest in the Trademarks, the Trademark Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of Lender with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Borrower hereby grants, pledges, assigns, transfers and conveys to Lender, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on SCHEDULE A attached hereto ---------- and made a part hereof, and
               (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,
               (iii) the goodwill of Borrower's business symbolized by the foregoing and connected therewith, and (iv) all of Borrower's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Trademarks");

          (b) All license agreements with any other Person entered into in connection with any Trademark or such other Person's trademarks or trademark registrations or applications, whether Borrower is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all ---------- tangible property covered by any of the licenses (collectively, the "Trademark Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Borrower covenants, represents and warrants that: (a) the Trademarks are subsisting and have not been adjudged invalid or unenforceable; (b) Borrower has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and (c) Borrower has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Borrower will not, without Lender's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Borrower further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to Lender under this Agreement or the rights associated with the Collateral.

          6. NEW TRADEMARKS AND TRADEMARK LICENSES. Borrower represents and warrants that, from and after the Closing Date, (except for new Trademarks and Trademark Licenses) as to which Borrower notifies Lender as set forth below: (a) the Trademarks listed on SCHEDULE A include all of the Trademarks owned or held by Borrower, (b) the Trademark Licenses listed on SCHEDULE B include all of the trademark license agreements under which Borrower is the licensee or licensor and (c) no liens, claims or security interests in any Collateral have been granted by Borrower to any Person other than Lender. If, prior to the termination of this Agreement, Borrower shall (i) obtain rights to any Trademark, (ii) become entitled to the benefit of any Trademark whether as licensee or licensor, or (iii) enter into any new trademark license agreement, the provisions of this Agreement shall automatically apply thereto. Borrower shall give to Lender written notice of events described in clauses (i), (ii) and
(iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Borrower authorizes Lender upon notice to Borrower, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Borrower without obtaining Borrower's signature to such modification in order to add any future right, title or interest in any Trademark or Trademark License acquired by Borrower. Borrower grants Lender a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Trademarks or Trademark Licenses.

          7. ROYALTIES. Borrower hereby agrees that the use by Lender of the Collateral as authorized hereunder in connection with Lender's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Borrower, shall be coextensive with Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Lender to Borrower.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. Lender may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and Lender shall have access at any and all times) have access to, examine, audit, make copies (at Borrower's expense) and extracts from and inspect Borrower's premises and examine Borrower's books, records and operations relating to the Collateral. Borrower agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Borrower in connection with agreements regarding the distribution of Borrower's products) under, the Collateral without the prior and express written consent of Lender.

          9. NATURE AND CONTINUATION OF LENDER'S SECURITY INTEREST; TERMINATION OF THE LENDER'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, Lender shall promptly execute and deliver to Borrower, at Borrower's expense, all termination statements and other instruments as may be necessary or proper to terminate Lender's security interest in the Collateral, subject to any disposition thereof which may have been made by Lender pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower, all as though such payment had not been made.

          10. LENDER'S RIGHTS AND DUTIES. Lender shall not have any duty with respect to the Collateral. Lender shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but Lender may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, Lender shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Trademark Licenses and, if the Lender shall commence any such suit, Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. Borrower shall, upon demand, promptly reimburse Lender for all costs and expenses incurred by Lender in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for Lender).

          11. BORROWER'S DUTIES. Borrower shall at (i) its own expense diligently prosecute all applications for renewals of the Trademarks in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Trademarks that are or shall be necessary or economically desirable in the operation of Borrower's business; and (iii) maintain in full force and effect the Trademarks and the Trademark Licenses that are or shall be necessary or economically desirable in the operation of Borrower's business.

          12. POWER OF ATTORNEY. Borrower hereby designates, appoints and constitutes Lender and all Persons designated by Lender as Borrower's true and lawful attorney-in-fact and authorizes Lender and all Persons designated by Lender, in Borrower's name, to take any and all appropriate action and to execute any agreement or instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Borrower's name on all applications, documents, papers and instruments necessary for Lender to use the Trademarks, or to grant or issue any exclusive or non-exclusive license under the Trademarks to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark or any Trademark License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Trademark Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to Lender in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Borrower. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF TRADEMARK. Borrower agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Trademarks and Trademark Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Trademarks and Trademark Licenses. In the event that it is discovered that any Trademarks or Trademark License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Trademarks or Trademark License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to Lender or Borrower under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Borrower, Lender and their respective successors and assigns; PROVIDED HOWEVER, Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Lender shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by Lender and Borrower.

          18. NO WAIVER. Neither Lender's failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Lender contained in this Agreement shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



WITNESS:                                    KNOGO NORTH AMERICA INC.



                                            By:___________________________
                                               Name:  Thomas A. Nicolette
                                               Title:    President


WITNESS:                                    GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By:___________________________
                                               Name:   Bruce Brown
                                               Title:  Duly Authorized Signatory

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Knogo North America Inc., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                    --------------------------
                                    Notary Public


STATE OF NEW YORK    )
                     ): ss.:
COUNTY OF NEW YORK   )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                     --------------------------
                                     Notary Public

                                   SCHEDULE A

Schedule A to a Trademark Security Agreement dated as of December 31, 1997, by and between KNOGO NORTH AMERICA INC. and GENERAL ELECTRIC CAPITAL CORPORATION.


Reg. No. or                                  Reg. or
APPLICATION NO.       TRADEMARK        COUNTRY          FILING DATE


                        See Schedule A-1 attached hereto

                                   SCHEDULE B


Schedule B to Trademark Security Agreement dated as of December 31, 1997 by and between KNOGO NORTH AMERICA INC. and GENERAL ELECTRIC CAPITAL CORPORATION.

                        TRADEMARK ASSIGNMENT OF SECURITY


          WHEREAS, KNOGO NORTH AMERICA INC., a corporation formed under the laws of Delaware ("Borrower") located at 350 Wireless Boulevard, Hauppauge, New York 11788, has adopted, used and is using the marks shown in the attached SCHEDULE A (the "Trademarks") for which there are registrations or applications in the United States Patent and Trademark Office under the numbers shown in the attached SCHEDULE A; and

          WHEREAS, Borrower is obligated to GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") located at 201 High Ridge Road, Stamford, Connecticut 06927, pursuant to (i) a certain Loan and Security Agreement dated as of December 31, 1997 among Lender, Borrower and various other credit parties and (ii) a certain Trademark Security Agreement dated as December 31, 1997 made by Borrower in favor of Lender (as amended, modified, supplemented and restated from time to time, the "Agreements"); and

          WHEREAS, pursuant to the Agreements, Borrower is granting to Lender a security interest in the Trademarks, the goodwill of the business symbolized by the Trademarks, and the registrations and applications therefor.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby assign unto Lender and grant to Lender a security interest in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks, and registrations and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

          Borrower expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated:  New York, New York
        December 31, 1997

                                             KNOGO NORTH AMERICA INC.
Witness:


                                             By:___________________________
                                                Name:
                                                Title:

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION
Witness:


                                             By:___________________________
                                                Name:
                                                Duly Authorized Signatory

STATE OF NEW YORK     )
                      :  ss.
COUNTY OF NEW YORK    )



          On this ____ day of January, 1998, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is the _______________ of Knogo North America Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                   ------------------------------
                                   Notary Public


STATE OF NEW YORK      )
                       : ss.
COUNTY OF NEW YORK     )



          On this ____ day of January, 1998, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                    ------------------------------
                                    Notary Public

                          TRADEMARK SECURITY AGREEMENT


          THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997, by and between SENTRY TECHNOLOGY CORPORATION, a Delaware corporation ("Sentry") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

                                   BACKGROUND

          GECC, Sentry, Knogo North America Inc. ("Borrower") and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which GECC may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to GECC under the Loan Agreement, Sentry executed and delivered its guaranty of the Obligations of Borrower under the Loan Agreement and granted GECC a security interest in substantially of its assets, including, without limitation, the Trademarks, Trademark Licenses and the Collateral (each as defined below).

          In order to induce GECC to provide Borrower the financial accommodations described in the Loan Agreement, Sentry has agreed to execute this Agreement to create in benefit of GECC a secured and protected interest in the Trademarks, the Trademark Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Sentry and GECC hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of GECC with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Sentry hereby grants, pledges, assigns, transfers and conveys to GECC, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on SCHEDULE A attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,
               (iii) the goodwill of Sentry's business symbolized by the foregoing and connected therewith, and (iv) all of Sentry's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Trademarks");

          (b) All license agreements with any other Person entered into in connection with any Trademark or such other Person's trademarks or trademark registrations or applications, whether Sentry is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all ---------- tangible property covered by any of the licenses (collectively, the "Trademark Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Sentry covenants, represents and warrants that: (a) the Trademarks are subsisting and have not been adjudged invalid or unenforceable; (b) Sentry has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and (c) Sentry has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Sentry will not, without GECC's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Sentry further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to GECC under this Agreement or the rights associated with the Collateral.

          6. NEW TRADEMARKS AND TRADEMARK LICENSES. Sentry represents and warrants that, from and after the Closing Date, (except for new Trademarks and Trademark Licenses) as to which Sentry notifies GECC as set forth below: (a) the Trademarks listed on SCHEDULE A include all of the Trademarks owned or held by Sentry, (b) the Trademark Licenses listed on SCHEDULE B include all of the trademark license agreements under which Sentry is the licensee or licensor and
(c) no liens, claims or security interests in any Collateral have been granted by Sentry to any Person other than GECC. If, prior to the termination of this Agreement, Sentry shall (i) obtain rights to any Trademark, (ii) become entitled to the benefit of any Trademark whether as licensee or licensor, or (iii) enter into any new trademark license agreement, the provisions of this Agreement shall automatically apply thereto. Sentry shall give to GECC written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Sentry authorizes GECC upon notice to Sentry, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Sentry without obtaining Sentry's signature to such modification in order to add any future right, title or interest in any Trademark or Trademark License acquired by Sentry. Sentry grants GECC a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Trademarks or Trademark Licenses.

          7. ROYALTIES. Sentry hereby agrees that the use by GECC of the Collateral as authorized hereunder in connection with GECC's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Sentry, shall be coextensive with Sentry's rights thereunder and with respect thereto and without any liability for royalties or other related charges from GECC to Sentry.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. GECC may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and GECC shall have access at any and all times) have access to, examine, audit, make copies (at Sentry's expense) and extracts from and inspect Sentry's premises and examine Sentry's books, records and operations relating to the Collateral. Sentry agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Sentry in connection with agreements regarding the distribution of Sentry's products) under, the Collateral without the prior and express written consent of GECC.

          9. NATURE AND CONTINUATION OF GECC'S SECURITY INTEREST; TERMINATION OF THE GECC'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, GECC shall promptly execute and deliver to Sentry, at Sentry's expense, all termination statements and other instruments as may be necessary or proper to terminate GECC's security interest in the Collateral, subject to any disposition thereof which may have been made by GECC pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower or Sentry, all as though such payment had not been made.

          10. GECC'S RIGHTS AND DUTIES. GECC shall not have any duty with respect to the Collateral. GECC shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but GECC may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, GECC shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Trademark Licenses and, if the GECC shall commence any such suit, Sentry shall, at the request of GECC, do any and all lawful acts and execute any and all proper documents required by GECC in aid of such enforcement. Sentry shall, upon demand, promptly reimburse GECC for all costs and expenses incurred by GECC in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for GECC).

          11. SENTRY'S DUTIES. Sentry shall at (i) its own expense diligently prosecute all applications for renewals of the Trademarks in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Trademarks that are or shall be necessary or economically desirable in the operation of Sentry's business; and (iii) maintain in full force and effect the Trademarks and the Trademark Licenses that are or shall be necessary or economically desirable in the operation of Sentry's business.

          12. POWER OF ATTORNEY. Sentry hereby designates, appoints and constitutes GECC and all Persons designated by GECC as Sentry's true and lawful attorney-in-fact and authorizes GECC and all Persons designated by GECC, in Sentry's name, to take any and all appropriate action and to execute any agreement or instrument which GECC may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Sentry's name on all applications, documents, papers and instruments necessary for GECC to use the Trademarks, or to grant or issue any exclusive or non-exclusive license under the Trademarks to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark or any Trademark License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Trademark Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to GECC in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Sentry. Sentry hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF TRADEMARK. Sentry agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Trademarks and Trademark Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Trademarks and Trademark Licenses. In the event that it is discovered that any Trademarks or Trademark License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Trademarks or Trademark License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to GECC or Sentry under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Sentry, GECC and their respective successors and assigns; PROVIDED HOWEVER, Sentry may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of GECC. Any such purported assignment, transfer, hypothecation or other conveyance by Sentry without the prior express written consent of GECC shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by GECC and Sentry.

          18. NO WAIVER. Neither GECC's failure, at any time or times, to require strict performance by Sentry of any provision of this Agreement, nor GECC's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of GECC thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Sentry to GECC contained in this Agreement shall be deemed to have been suspended or waived by GECC, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of GECC and directed to Sentry specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and GECC shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. SENTRY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SENTRY AND GECC PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT GECC AND SENTRY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GECC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GECC. SENTRY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SENTRY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SENTRY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SENTRY AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SENTRY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN GECC AND SENTRY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:                          SENTRY TECHNOLOGY CORPORATION



                                  By:___________________________
                                     Name:  Thomas A. Nicolette
                                     Title:    President


WITNESS:                          GENERAL ELECTRIC CAPITAL
                                  CORPORATION


                                  By:___________________________
                                     Name:   Bruce Brown
                                     Title:     Duly Authorized Signatory

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Sentry Technology Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                    --------------------------
                                    Notary Public


STATE OF NEW YORK     )
                      ): ss.:
COUNTY OF NEW YORK    )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                   --------------------------
                                   Notary Public

                          TRADEMARK SECURITY AGREEMENT


          THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997, by and between VIDEO SENTRY CORPORATION, a Delaware corporation ("Video") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

                                   BACKGROUND

          GECC, Video, Knogo North America Inc. ("Borrower") and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which GECC may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to GECC under the Loan Agreement, Video executed and delivered its guaranty of the Obligations of Borrower under the Loan Agreement and granted GECC a security interest in substantially of its assets, including, without limitation, the Trademarks, Trademark Licenses and the Collateral (each as defined below).

          In order to induce GECC to provide Borrower the financial accommodations described in the Loan Agreement, Video has agreed to execute this Agreement to create in benefit of GECC a secured and protected interest in the Trademarks, the Trademark Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Video and GECC hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of GECC with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Video hereby grants, pledges, assigns, transfers and conveys to GECC, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on SCHEDULE A attached hereto ---------- and made a part hereof, and
               (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,
               (iii) the goodwill of Video's business symbolized by the foregoing and connected therewith, and (iv) all of Video's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Trademarks");

          (b) All license agreements with any other Person entered into in connection with any Trademark or such other Person's trademarks or trademark registrations or applications, whether Video is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all ---------- tangible property covered by any of the licenses (collectively, the "Trademark Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Video covenants, represents and warrants that: (a) the Trademarks are subsisting and have not been adjudged invalid or unenforceable; (b) Video has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and (c) Video has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Video will not, without GECC's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Video further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to GECC under this Agreement or the rights associated with the Collateral.

          6. NEW TRADEMARKS AND TRADEMARK LICENSES. Video represents and warrants that, from and after the Closing Date, (except for new Trademarks and Trademark Licenses) as to which Video notifies GECC as set forth below: (a) the Trademarks listed on SCHEDULE A include all of the Trademarks owned or held by Video, (b) the Trademark Licenses listed on SCHEDULE B include all of the trademark license agreements under which Video is the licensee or licensor and
(c) no liens, claims or security interests in any Collateral have been granted by Video to any Person other than GECC. If, prior to the termination of this Agreement, Video shall (i) obtain rights to any Trademark, (ii) become entitled to the benefit of any Trademark whether as licensee or licensor, or (iii) enter into any new trademark license agreement, the provisions of this Agreement shall automatically apply thereto. Video shall give to GECC written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Video authorizes GECC upon notice to Video, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Video without obtaining Video's signature to such modification in order to add any future right, title or interest in any Trademark or Trademark License acquired by Video. Video grants GECC a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Trademarks or Trademark Licenses.

          7. ROYALTIES. Video hereby agrees that the use by GECC of the Collateral as authorized hereunder in connection with GECC's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Video, shall be coextensive with Video's rights thereunder and with respect thereto and without any liability for royalties or other related charges from GECC to Video.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. GECC may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and GECC shall have access at any and all times) have access to, examine, audit, make copies (at Video's expense) and extracts from and inspect Video's premises and examine Video's books, records and operations relating to the Collateral. Video agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Video in connection with agreements regarding the distribution of Video's products) under, the Collateral without the prior and express written consent of GECC.

          9. NATURE AND CONTINUATION OF GECC'S SECURITY INTEREST; TERMINATION OF THE GECC'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, GECC shall promptly execute and deliver to Video, at Video's expense, all termination statements and other instruments as may be necessary or proper to terminate GECC's security interest in the Collateral, subject to any disposition thereof which may have been made by GECC pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower or Video, all as though such payment had not been made.

          10. GECC'S RIGHTS AND DUTIES. GECC shall not have any duty with respect to the Collateral. GECC shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but GECC may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, GECC shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Trademark Licenses and, if the GECC shall commence any such suit, Video shall, at the request of GECC, do any and all lawful acts and execute any and all proper documents required by GECC in aid of such enforcement. Video shall, upon demand, promptly reimburse GECC for all costs and expenses incurred by GECC in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for GECC).

          11. VIDEO'S DUTIES. Video shall at (i) its own expense diligently prosecute all applications for renewals of the Trademarks in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Trademarks that are or shall be necessary or economically desirable in the operation of Video's business; and
(iii) maintain in full force and effect the Trademarks and the Trademark Licenses that are or shall be necessary or economically desirable in the operation of Video's business.

          12. POWER OF ATTORNEY. Video hereby designates, appoints and constitutes GECC and all Persons designated by GECC as Video's true and lawful attorney-in-fact and authorizes GECC and all Persons designated by GECC, in Video's name, to take any and all appropriate action and to execute any agreement or instrument which GECC may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Video's name on all applications, documents, papers and instruments necessary for GECC to use the Trademarks, or to grant or issue any exclusive or non-exclusive license under the Trademarks to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark or any Trademark License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Trademark Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to GECC in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Video. Video hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF TRADEMARK. Video agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Trademarks and Trademark Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Trademarks and Trademark Licenses. In the event that it is discovered that any Trademarks or Trademark License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Trademarks or Trademark License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to GECC or Video under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Video, GECC and their respective successors and assigns; PROVIDED HOWEVER, Video may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of GECC. Any such purported assignment, transfer, hypothecation or other conveyance by Video without the prior express written consent of GECC shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by GECC and Video.

          18. NO WAIVER. Neither GECC's failure, at any time or times, to require strict performance by Video of any provision of this Agreement, nor GECC's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of GECC thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Video to GECC contained in this Agreement shall be deemed to have been suspended or waived by GECC, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of GECC and directed to Video specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and GECC shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. VIDEO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN VIDEO AND GECC PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT GECC AND VIDEO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GECC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GECC. VIDEO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND VIDEO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. VIDEO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO VIDEO AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF VIDEO'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN GECC AND VIDEO ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:                                 VIDEO SENTRY CORPORATION



                                         By:___________________________
                                            Name:  Thomas A. Nicolette
                                            Title:    President


WITNESS:                                    GENERAL ELECTRIC CAPITAL
                                            CORPORATION


                                            By:___________________________
                                               Name:   Bruce Brown
                                               Title:  Duly Authorized Signatory

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Video Sentry Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                   --------------------------
                                   Notary Public


STATE OF NEW YORK   )
                    ): ss.:
COUNTY OF NEW YORK  )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                  --------------------------
                                  Notary Public

                            PATENT SECURITY AGREEMENT


          THIS PATENT SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997 by and between KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION ("Lender").

                                   BACKGROUND

          Lender, Borrower and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which Lender may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to Lender under the Loan Agreement, Borrower granted Lender a security interest in substantially of its assets, including, without limitation, the Patents, Patent Licenses and the Collateral (each as defined below).

          In order to induce Lender to provide Borrower the financial accommodations described in the Loan Agreement, Borrower has agreed to execute this Agreement to create in benefit of Lender a secured and protected interest in the Patents, the Patent Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of Lender with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Borrower hereby grants, pledges, assigns, transfers and conveys to Lender, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All patents, patent applications, including, without limitation, the inventions and improvements listed on SCHEDULE A attached hereto and made a part hereof, and (i) all the reissues, divisions, continuations, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, and (iii) all of Borrower's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Patents");

          (b) All license agreements with any other Person entered into in connection with any Patent or such other Person's patents or patent applications, whether Borrower is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all tangible property covered by any of the licenses (collectively, the "Patent Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Borrower covenants, represents and warrants that: (a) the Patents are subsisting and have not been adjudged invalid or unenforceable in whole or in part; and (b) Borrower has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Borrower will not, without Lender's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Borrower further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to Lender under this Agreement or the rights associated with the Collateral.

          6. NEW PATENTS AND PATENT LICENSES. Borrower represents and warrants that, from and after the Closing Date, (except for new Patents and Patent Licenses) as to which Borrower notifies Lender as set forth below: (a) the Patents listed on SCHEDULE A include all of the Patents owned or held by Borrower, (b) the Patent Licenses listed on SCHEDULE B include all of the patent license agreements under which Borrower is the licensee or licensor and (c) no liens, claims or security interests in any Collateral have been granted by Borrower to any Person other than Lender. If, prior to the termination of this Agreement, Borrower shall (i) obtain rights to any patentable invention, patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, (ii) become entitled to the benefit of any Patent whether as licensee or licensor, or (iii) enter into any new patent license agreement, the provisions of this Agreement shall automatically apply thereto. Borrower shall give to Lender written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Borrower authorizes Lender upon notice to Borrower, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Borrower without obtaining Borrower's signature to such modification in order to add any future right, title or interest in any Patent or Patent License acquired by Borrower. Borrower grants Lender a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Patents or Patent Licenses.

          7. ROYALTIES. Borrower hereby agrees that the use by Lender of the Collateral as authorized hereunder in connection with Lender's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Borrower, shall be coextensive with Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Lender to Borrower.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. Lender may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and Lender shall have access at any and all times) have access to, examine, audit, make copies (at Borrower's expense) and extracts from and inspect Borrower's premises and examine Borrower's books, records and operations relating to the Collateral. Borrower agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Borrower in connection with agreements regarding the distribution of Borrower's products) under, the Collateral without the prior and express written consent of Lender.

          9. NATURE AND CONTINUATION OF LENDER'S SECURITY INTEREST; TERMINATION OF THE LENDER'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, Lender shall promptly execute and deliver to Borrower, at Borrower's expense, all termination statements and other instruments as may be necessary or proper to terminate Lender's security interest in the Collateral, subject to any disposition thereof which may have been made by Lender pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower, all as though such payment had not been made.

          10. LENDER'S RIGHTS AND DUTIES. Lender shall not have any duty with respect to the Collateral. Lender shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but Lender may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, Lender shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Patents and the Patent Licenses and, if the Lender shall commence any such suit, Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. Borrower shall, upon demand, promptly reimburse Lender for all costs and expenses incurred by Lender in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for Lender).

          11. BORROWER'S DUTIES. Borrower shall at (i) its own expense diligently prosecute all applications for renewals of the Patents in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Patents that are or shall be necessary or economically desirable in the operation of Borrower's business; and
(iii) maintain in full force and effect the Patents and the Patent Licenses that are or shall be necessary or economically desirable in the operation of Borrower's business.

          12. POWER OF ATTORNEY. Borrower hereby designates, appoints and constitutes Lender and all Persons designated by Lender as Borrower's true and lawful attorney-in-fact and authorizes Lender and all Persons designated by Lender, in Borrower's name, to take any and all appropriate action and to execute any agreement or instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Borrower's name on all applications, documents, papers and instruments necessary for Lender to use the Patents, or to grant or issue any exclusive or non-exclusive license under the Patents to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Patent or any Patent License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Patents or, to the extent permitted, under the Patent Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to Lender in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Borrower. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF PATENT. Borrower agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Patents and Patent Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Patents and Patent Licenses. In the event that it is discovered that any Patents or Patent License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Patents or Patent License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to Lender or Borrower under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Borrower, Lender and their respective successors and assigns; PROVIDED HOWEVER, Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Lender shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by Lender and Borrower.

          18. NO WAIVER. Neither Lender's failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Lender contained in this Agreement shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:                     KNOGO NORTH AMERICA INC.


                             By:___________________________
                                Name:  Thomas A. Nicolette
                                Title:    President



WITNESS:                     GENERAL ELECTRIC CAPITAL
                             CORPORATION


                             By:___________________________
                                Name:  Bruce Brown
                                Title:    Duly Authorized Signatory

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Knogo North America Inc., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                                     -----------------------
                                                     Notary Public



STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                                     -----------------------
                                                     Notary Public

                          PATENT ASSIGNMENT OF SECURITY

          WHEREAS, KNOGO NORTH AMERICA INC., a corporation formed under the laws of Delaware located at 350 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached SCHEDULE A; and

          WHEREAS, Borrower is obligated to GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") located at 201 High Ridge Road, Stamford, Connecticut 06927, pursuant to (i) a certain Loan and Security Agreement dated as of December 31, 1997, among Lender, Borrower and various other credit parties and (ii) a certain Patent Collateral Security Agreement dated as of December 31, 1997 made by Borrower in favor of Lender (as amended, modified, supplemented and restated from time to time, the "Agreements"); and

          WHEREAS, pursuant to the Agreements, Borrower is granting to Lender a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby assign unto Lender and grant to Lender a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

          Borrower expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated: New York, New York
       December 31, 1997


Witness:                            KNOGO NORTH AMERICA, INC.



                                    By:___________________________
                                       Name:
                                       Title:

Witness:                            GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:___________________________
                                       Name:
                                       Title:   Duly Authorized Siggnatory

STATE OF NEW YORK     )
                      ss.
COUNTY OF NEW YORK    )

          On this ___ day of January, 1998, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he is the _________________________ of Knogo North America, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                     ------------------------------
                                     Notary Public


STATE OF NEW YORK    )
                     ss.
COUNTY OF NEW YORK   )

          On this ___ day of January, 1998, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                           ------------------------------
                                           Notary Public

                            PATENT SECURITY AGREEMENT


          THIS PATENT SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997 by and between VIDEO SENTRY CORPORATION, a Delaware corporation ("Video") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

                                   BACKGROUND

          GECC, Video, Knogo North America Inc. ("Borrower") and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which GECC may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to GECC under the Loan Agreement, Video executed and delivered its guaranty of the Obligations of Borrower under the Loan Agreement and granted GECC a security interest in substantially of its assets, including, without limitation, the Patents, Patent Licenses and the Collateral (each as defined below).

          In order to induce GECC to provide Borrower the financial accommodations described in the Loan Agreement, Video has agreed to execute this Agreement to create in benefit of GECC a secured and protected interest in the Patents, the Patent Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Video and GECC hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of GECC with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Video hereby grants, pledges, assigns, transfers and conveys to GECC, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All patents, patent applications, including, without limitation, the inventions and improvements listed on SCHEDULE A attached hereto ---------- and made a part hereof, and (i) all the reissues, divisions, continuations, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, and (iii) all of Video's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Patents");

          (b) All license agreements with any other Person entered into in connection with any Patent or such other Person's patents or patent applications, whether Video is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all tangible property covered by any of the licenses (collectively, the "Patent Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Video covenants, represents and warrants that: (a) the Patents are subsisting and have not been adjudged invalid or unenforceable in whole or in part; and (b) Video has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Video will not, without GECC's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Video further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to GECC under this Agreement or the rights associated with the Collateral.

          6. NEW PATENTS AND PATENT LICENSES. Video represents and warrants that, from and after the Closing Date, (except for new Patents and Patent Licenses) as to which Video notifies GECC as set forth below: (a) the Patents listed on SCHEDULE A include all of the Patents owned or held by Video, (b) the Patent Licenses listed on SCHEDULE B include all of the patent license agreements under which Video is the licensee or licensor and (c) no liens, claims or security interests in any Collateral have been granted by Video to any Person other than GECC. If, prior to the termination of this Agreement, Video shall (i) obtain rights to any patentable invention, patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, (ii) become entitled to the benefit of any Patent whether as licensee or licensor, or (iii) enter into any new patent license agreement, the provisions of this Agreement shall automatically apply thereto. Video shall give to GECC written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Video authorizes GECC upon notice to Video, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Video without obtaining Video's signature to such modification in order to add any future right, title or interest in any Patent or Patent License acquired by Video. Video grants GECC a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Patents or Patent Licenses.

          7. ROYALTIES. Video hereby agrees that the use by GECC of the Collateral as authorized hereunder in connection with GECC's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Video, shall be coextensive with Video's rights thereunder and with respect thereto and without any liability for royalties or other related charges from GECC to Video.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. GECC may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and GECC shall have access at any and all times) have access to, examine, audit, make copies (at Video's expense) and extracts from and inspect Video's premises and examine Video's books, records and operations relating to the Collateral. Video agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Video in connection with agreements regarding the distribution of Video's products) under, the Collateral without the prior and express written consent of GECC.

          9. NATURE AND CONTINUATION OF GECC'S SECURITY INTEREST; TERMINATION OF THE GECC'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, GECC shall promptly execute and deliver to Video, at Video's expense, all termination statements and other instruments as may be necessary or proper to terminate GECC's security interest in the Collateral, subject to any disposition thereof which may have been made by GECC pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower or Video, all as though such payment had not been made.

          10. GECC'S RIGHTS AND DUTIES. GECC shall not have any duty with respect to the Collateral. GECC shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but GECC may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, GECC shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Patents and the Patent Licenses and, if the GECC shall commence any such suit, Video shall, at the request of GECC, do any and all lawful acts and execute any and all proper documents required by GECC in aid of such enforcement. Video shall, upon demand, promptly reimburse GECC for all costs and expenses incurred by GECC in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for GECC).

          11. VIDEO'S DUTIES. Video shall at (i) its own expense diligently prosecute all applications for renewals of the Patents in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Patents that are or shall be necessary or economically desirable in the operation of Video's business; and
(iii) maintain in full force and effect the Patents and the Patent Licenses that are or shall be necessary or economically desirable in the operation of Video's business.

          12. POWER OF ATTORNEY. Video hereby designates, appoints and constitutes GECC and all Persons designated by GECC as Video's true and lawful attorney-in-fact and authorizes GECC and all Persons designated by GECC, in Video's name, to take any and all appropriate action and to execute any agreement or instrument which GECC may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Video's name on all applications, documents, papers and instruments necessary for GECC to use the Patents, or to grant or issue any exclusive or non-exclusive license under the Patents to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Patent or any Patent License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Patents or, to the extent permitted, under the Patent Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to GECC in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Video. Video hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF PATENT. Video agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Patents and Patent Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Patents and Patent Licenses. In the event that it is discovered that any Patents or Patent License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Patents or Patent License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to GECC or Video under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Video, GECC and their respective successors and assigns; PROVIDED HOWEVER, Video may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of GECC. Any such purported assignment, transfer, hypothecation or other conveyance by Video without the prior express written consent of GECC shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by GECC and Video.

          18. NO WAIVER. Neither GECC's failure, at any time or times, to require strict performance by Video of any provision of this Agreement, nor GECC's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of GECC thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Video to GECC contained in this Agreement shall be deemed to have been suspended or waived by GECC, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of GECC and directed to Video specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and GECC shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. VIDEO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN VIDEO AND GECC PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT GECC AND VIDEO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GECC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GECC. VIDEO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND VIDEO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. VIDEO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO VIDEO AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF VIDEO'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN GECC AND VIDEO ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:                           VIDEO SENTRY CORPORATION


                                   By:___________________________
                                      Name: Thomas A. Nicolette
                                      Title:   President


WITNESS:                           GENERAL ELECTRIC CAPITAL
                                   CORPORATION



                                   By:___________________________
                                      Name: Bruce Brown
                                      Title:   Duly Authorized Signatory

STATE OF NEW YORK     )
                      ): ss.:
COUNTY OF NEW YORK    )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Video Sentry Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                                     -----------------------
                                                     Notary Public



STATE OF NEW YORK    )
                     ): ss.:
COUNTY OF NEW YORK   )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                                     -----------------------
                                                     Notary Public

                          PATENT ASSIGNMENT OF SECURITY

          WHEREAS, VIDEO SENTRY CORPORATION., a corporation formed under the laws of Delaware located at 350 Wireless Boulevard, Hauppauge, New York 11788 ("Assignor"), owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached SCHEDULE A; and

          WHEREAS, Assignor is obligated to GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") located at 201 High Ridge Road, Stamford, Connecticut 06927, pursuant to (i) a certain Guaranty dated as of December 31, 1997 in favor of Lender, securing the obligations of Knogo North America Inc. pursuant to the Loan and Security Agreement dated as of December 31, 1997, among Lender, Knogo, Assignor and various other credit parties and (ii) a certain Patent Collateral Security Agreement dated as of December 31, 1997 made by Assignor in favor of Lender (as amended, modified, supplemented and restated from time to time, the "Agreements"); and

          WHEREAS, pursuant to the Agreements, Assignor is granting to Lender a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto Lender and grant to Lender a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

          Assignor expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated: New York, New York
       December 31, 1997


Witness:                         VIDEO SENTRY CORPORATION



________________________          By:___________________________
                                     Name:  Thomas A. Nicolette
                                     Title:  President

Witness:                          GENERAL ELECTRIC CAPITAL CORPORATION


________________________          By:___________________________
                                     Name:  Bruce Brown
                                     Title:   Duly Authorized Signatory

STATE OF NEW YORK    )
                     ss.
COUNTY OF NEW YORK   )

          On this ___ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Video Sentry Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                      ------------------------------
                                      Notary Public


STATE OF NEW YORK     )
                      ss.
COUNTY OF NEW YORK    )

          On this ___ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                 ------------------------------
                                 Notary Public

                            PATENT SECURITY AGREEMENT


          THIS PATENT SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1997 by and between SENTRY TECHNOLOGY CORPORATION, a Delaware corporation ("Sentry") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

                                   BACKGROUND

          GECC, Sentry, Knogo North America Inc. ("Borrower") and various other credit parties are parties to a Loan and Security Agreement dated as of the date hereof (as the same may hereafter be amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which GECC may, from time to time, extend financial accommodations to Borrower.

          To secure Borrower's obligations to GECC under the Loan Agreement, Sentry executed and delivered its guaranty of the Obligations of Borrower under the Loan Agreement and granted GECC a security interest in substantially of its assets, including, without limitation, the Patents, Patent Licenses and the Collateral (each as defined below).

          In order to induce GECC to provide Borrower the financial accommodations described in the Loan Agreement, Sentry has agreed to execute this Agreement to create in benefit of GECC a secured and protected interest in the Patents, the Patent Licenses and the Collateral.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Sentry and GECC hereby agree as follows:

          1. DEFINITIONS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is not defined shall have the meaning given to such term in the Loan Agreement.

          (b) The words "hereof", "herein", "hereunder" and words of like import when used in this Agreement shall refer to this Agreement and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. RIGHTS AND REMEDIES. The rights and remedies of GECC with respect to the security interest granted hereby are without prejudice to and are in addition to those set forth in the Loan Agreement, all terms and provisions of which are incorporated herein by reference.

          3. GRANT OF SECURITY INTEREST. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Sentry hereby grants, pledges, assigns, transfers and conveys to GECC, a mortgage and continuing security interest and collateral assignment, among other things, in all of its right, title and interest now owned or hereinafter acquired whether by assignment or otherwise in and to:

          (a) All patents, patent applications, including, without limitation, the inventions and improvements listed on SCHEDULE A attached hereto and made a part hereof, and (i) all the reissues, divisions, continuations, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, and (iii) all of Sentry's rights corresponding thereto throughout the world (all of the foregoing collectively, the "Patents");

          (b) All license agreements with any other Person entered into in connection with any Patent or such other Person's patents or patent applications, whether Sentry is a licensor or licensee under any such license agreement including, without limitation, the license agreements listed on SCHEDULE B and all tangible property covered by any of the licenses (collectively, the "Patent Licenses"); and

          (c) Any and all Proceeds of the foregoing including, without limitation, license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

          All of the foregoing are collectively referred to as the "Collateral".

          4. REPRESENTATIONS AND WARRANTIES. As long as this Agreement remains in effect, Sentry covenants, represents and warrants that: (a) the Patents are subsisting and have not been adjudged invalid or unenforceable in whole or in part; and (b) Sentry has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Sentry will not, without GECC's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with this Agreement, and Sentry further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to GECC under this Agreement or the rights associated with the Collateral.

          6. NEW PATENTS AND PATENT LICENSES. Sentry represents and warrants that, from and after the Closing Date, (except for new Patents and Patent Licenses) as to which Sentry notifies GECC as set forth below: (a) the Patents listed on SCHEDULE A include all of the Patents owned or held by Sentry, (b) the Patent Licenses listed on SCHEDULE B include all of the patent license agreements under which Sentry is the licensee or licensor and (c) no liens, claims or security interests in any Collateral have been granted by Sentry to any Person other than GECC. If, prior to the termination of this Agreement, Sentry shall (i) obtain rights to any patentable invention, patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, (ii) become entitled to the benefit of any Patent whether as licensee or licensor, or (iii) enter into any new patent license agreement, the provisions of this Agreement shall automatically apply thereto. Sentry shall give to GECC written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Sentry authorizes GECC upon notice to Sentry, to modify SCHEDULE A and SCHEDULE B to this Agreement in the name of and on behalf of Sentry without obtaining Sentry's signature to such modification in order to add any future right, title or interest in any Patent or Patent License acquired by Sentry. Sentry grants GECC a power-of-attorney, irrevocable so long as the Loan Agreement and this Agreement are in existence, to modify this Agreement by amending SCHEDULE A and SCHEDULE B to include any such future Patents or Patent Licenses.

          7. ROYALTIES. Sentry hereby agrees that the use by GECC of the Collateral as authorized hereunder in connection with GECC's exercise of its rights and remedies under the Loan Agreement including, without limitation, the right to prepare for sale or distribution, sell, copy or distribute any and all Inventory now or hereafter owned by Sentry, shall be coextensive with Sentry's rights thereunder and with respect thereto and without any liability for royalties or other related charges from GECC to Sentry.

          8. RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS. GECC may during normal business hours and upon reasonable advance notice (unless an Event of Default has occurred and is continuing, in which event no notice shall be required and GECC shall have access at any and all times) have access to, examine, audit, make copies (at Sentry's expense) and extracts from and inspect Sentry's premises and examine Sentry's books, records and operations relating to the Collateral. Sentry agrees not to sell or assign its interests in, or grant any license (except for licenses granted by Sentry in connection with agreements regarding the distribution of Sentry's products) under, the Collateral without the prior and express written consent of GECC.

          9. NATURE AND CONTINUATION OF GECC'S SECURITY INTEREST; TERMINATION OF THE GECC'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Collateral and shall terminate only when the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, GECC shall promptly execute and deliver to Sentry, at Sentry's expense, all termination statements and other instruments as may be necessary or proper to terminate GECC's security interest in the Collateral, subject to any disposition thereof which may have been made by GECC pursuant to this Agreement or the Loan Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned upon insolvency, bankruptcy or reorganization of Borrower or Sentry, all as though such payment had not been made.

          10. GECC'S RIGHTS AND DUTIES. GECC shall not have any duty with respect to the Collateral. GECC shall not be under any obligation to take any steps necessary to preserve rights in the Collateral against any other Person, but GECC may do so at its option from and after the occurrence of an Event of Default. From and after the occurrence and during the continuance of an Event of Default, GECC shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Patents and the Patent Licenses and, if the GECC shall commence any such suit, Sentry shall, at the request of GECC, do any and all lawful acts and execute any and all proper documents required by GECC in aid of such enforcement. Sentry shall, upon demand, promptly reimburse GECC for all costs and expenses incurred by GECC in the exercise of its rights hereunder (including, without limitation, reasonable fees and expenses of attorneys for GECC).

          11. SENTRY'S DUTIES. Sentry shall at (i) its own expense diligently prosecute all applications for renewals of the Patents in the United States Patent and Trademark Office and shall pay all fees and disbursements in connection therewith; (ii) not abandon any of the Patents that are or shall be necessary or economically desirable in the operation of Sentry's business; and
(iii) maintain in full force and effect the Patents and the Patent Licenses that are or shall be necessary or economically desirable in the operation of Sentry's business.

          12. POWER OF ATTORNEY. Sentry hereby designates, appoints and constitutes GECC and all Persons designated by GECC as Sentry's true and lawful attorney-in-fact and authorizes GECC and all Persons designated by GECC, in Sentry's name, to take any and all appropriate action and to execute any agreement or instrument which GECC may deem necessary or advisable to accomplish the purposes of this Agreement and to carry out the terms of this Agreement including, without limitation, (i) to endorse Sentry's name on all applications, documents, papers and instruments necessary for GECC to use the Patents, or to grant or issue any exclusive or non-exclusive license under the Patents to any other Person, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of any Patent or any Patent License to any Person on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Patents or, to the extent permitted, under the Patent Licenses, to any Person on commercially reasonable terms and (iv) to take any other actions necessary or incidental to the powers granted to GECC in this Agreement or the Loan Agreement. The foregoing power of attorney may only be exercised following the occurrence and during the continuation of an Event of Default. This power of attorney is coupled with an interest and is irrevocable by Sentry. Sentry hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

          13. RECORDATION OF PATENT. Sentry agrees to register and record, and shall register and record with the United States Patent and Trademark Office, promptly after the execution of this Agreement, all Patents and Patent Licenses listed on SCHEDULE A and SCHEDULE B that have not been registered or recorded with the United States Patent and Trademark Office as of the effective date of this Agreement.

          14. RECORDATION OF AGREEMENT. An original signed copy of this Agreement and/or the short form version of this Agreement shall be recorded with the United Stated Patent and Trademark Office promptly after the execution hereof, and promptly after the registration and recording of all new Patents and Patent Licenses. In the event that it is discovered that any Patents or Patent License on SCHEDULE A and SCHEDULE B has inadvertently not been registered or recorded pursuant to said Patents or Patent License shall immediately be registered or recorded, and a memorandum or notice of a security interest therein shall be promptly recorded with the United States Patent and Trademark Office.

          15. NOTICES. Any notice to be given to GECC or Sentry under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          16. SUCCESSORS AND ASSIGNS This Agreement shall be binding on and shall inure to the benefit of Sentry, GECC and their respective successors and assigns; PROVIDED HOWEVER, Sentry may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under this Agreement without the prior express written consent of GECC. Any such purported assignment, transfer, hypothecation or other conveyance by Sentry without the prior express written consent of GECC shall be void.

          17. COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by GECC and Sentry.

          18. NO WAIVER. Neither GECC's failure, at any time or times, to require strict performance by Sentry of any provision of this Agreement, nor GECC's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of GECC thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Sentry to GECC contained in this Agreement shall be deemed to have been suspended or waived by GECC, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of GECC and directed to Sentry specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and GECC shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

          19. SEVERABILITY. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          20. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

          22. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. SENTRY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SENTRY AND GECC PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT GECC AND SENTRY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GECC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GECC. SENTRY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SENTRY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SENTRY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SENTRY AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SENTRY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN GECC AND SENTRY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:                               SENTRY TECHNOLOGY CORPORATION


_________________________              By:___________________________
                                          Name: Thomas A. Nicolette
                                          Title:   President


WITNESS:                               GENERAL ELECTRIC CAPITAL
                                       CORPORATION


_________________________              By:___________________________
                                          Name: Bruce Brown
                                          Title:   Duly Authorized Signatory

STATE OF NEW YORK     )
                      ): ss.:
COUNTY OF NEW YORK    )

          On this ____ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Sentry Technology Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.

                                                     -----------------------
                                                     Notary Public



STATE OF NEW YORK    )
                     ): ss.:
COUNTY OF NEW YORK   )

          On this ____ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument, and that he was duly authorized to sign his name thereto.

                                                     -----------------------
                                                     Notary Public

                          PATENT ASSIGNMENT OF SECURITY

          WHEREAS, SENTRY TECHNOLOGY CORPORATION., a corporation formed under the laws of Delaware located at 350 Wireless Boulevard, Hauppauge, New York 11788 ("Assignor"), owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached SCHEDULE A; and

          WHEREAS, Assignor is obligated to GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") located at 201 High Ridge Road, Stamford, Connecticut 06927, pursuant to (i) a certain Guaranty dated as of December 31, 1997 in favor of Lender, securing the obligations of Knogo North America Inc. ("Knogo") pursuant to the Loan and Security Agreement dated as of December 31, 1997, among Lender, Knogo, Assignor and various other credit parties and (ii) a certain Patent Collateral Security Agreement dated as of December 31, 1997 made by Assignor in favor of Lender (as amended, modified, supplemented and restated from time to time, the "Agreements"); and

          WHEREAS, pursuant to the Agreements, Assignor is granting to Lender a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto Lender and grant to Lender a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

          Assignor expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated: New York, New York
       December 31, 1997


Witness:                             SENTRY TECHNOLOGY CORPORATION



________________________             By:___________________________
                                        Name:
                                        Title:

Witness:                             GENERAL ELECTRIC CAPITAL CORPORATION


________________________             By:___________________________
                                        Name:
                                        Title:   Duly Authorized Signatory

STATE OF NEW YORK     )
                      ss.
COUNTY OF NEW YORK    )

          On this ___ day of January, 1998, before me personally came Thomas A. Nicolette, to me known, who, being by me duly sworn, did depose and say that he is the President of Sentry Technology Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    ------------------------------
                                    Notary Public


STATE OF NEW YORK     )
                      ss.
COUNTY OF NEW YORK    )

          On this ___ day of January, 1998, before me personally came Bruce Brown, to me known, who, being by me duly sworn, did depose and say that he is the Duly Authorized Signatory of General Electric Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                      ------------------------------
                                      Notary Public